CERTAIN PORTIONS OF AUTOMATIC COINSURANCE AGREEMENT 3027 HAVE BEEN REDACTED, GIVEN THAT THE DISCLOSURE REDACTED IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE HARM IF PUBLICLY DISCLOSED.

15028-00-07
Amendment No 6

to the

AUTOMATIC COINSURANCE AGREEMENT 3027

Effective March 3, 2000

between

PHOENIX LIFE INSURANCE COMPANY, East Greenbush, New York,

USA

PHL VARIABLE INSURANCE COMPANY, Hartford, Connecticut, USA

AND

XL Life, Ltd.

This Amendment is Effective March 3, 2000

Exhibit C is amended effective from the inception of the Agreement, March 3, 2000, to include the current rate table attached herein. These rates apply to level term period and post level term periods. These rates have been in place and in effect for the entirety of this Agreement.

All other terms, provisions, and conditions will continue unchanged except as specifically revised in this Amendment.

IN WITNESS WHEREOF, both parties have executed this Amendment as follows:

PHOENIX LIFE INSURANCE COMPANY

By:
Title:	Vice President and Controller
Date:	August 1, 2017

PHL VARIABLE INSURANCE COMPANY

By:
Title:	Vice President and Controller
Date:	August 1, 2017

XL Life, Ltd.

By:
Title:	Director
Date:	30/10/2017

Intro

Final Rates per $1000 for Phoenix Executive Series - 10 Year Term High Band (250,000 and up) Note: These rates should be used as the nearest cent per $1000. 3/1/2000 Rates developed on 1/10/2000

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

AMENDMENT No. 5

to the

AUTOMATIC REINSURANCE AGREEMENT NO. 3027

EFFECTIVE March 3, 2000

between

PHOENIX LIFE INSURANCE COMPANY

PHOENIX LIFE AND ANNUITY COMPANY

and

XL Life Ltd

The parties agree that effective October 1, 2009, Phoenix Life and Annuity Company shall have the right to reduce the retention held on all policies issued by Phoenix Life and Annuity Company, that are covered under this Agreement, from the percentage specified in Exhibit A, to zero (0), without further notice, provided however, the parties agree that the quota share percentage of XL Life Ltd is not, and will not be, increased by this Amendment. Notwithstanding the change in retention, the Ceding Company shall retain the administration of and shall remain responsible for ensuring that the business covered by the Agreement will continue to be handled in a manner consistent with generally accepted industry practices and standards, including, but not limited to, claims adjudication and administration.

All other terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates indicated below.

Phoenix Life Insurance Company		XL Life Ltd
Phoenix Life and Annuity Company

Approved By:		Approved By:

Title:	VP	Title:	VICE PRESIDENT

Date:	10/2/2009	Date:	30 September 2009

NOVATION AGREEMENT

THIS NOVATION AGREEMENT is made as of December 31, 2002 (the “Novation Date”) among Annuity and Life Reassurance, Ltd (“ALRe”), XL Life Ltd (“XL”), and Phoenix Life Insurance Company (“Ceding Company”).

WHEREAS, ALRe and Ceding Company are parties to the reinsurance agreements (the “Subject Agreements”) set forth in Schedule A hereto; and

WHEREAS, as of December 31, 2002, the parties to this Novation Agreement have agreed to novate the Subject Agreements by substituting XL for ALRe as reinsurer thereunder, such that XL will assume all of ALRe’s interests, rights, duties, obligations, and liabilities under the Subject Agreements and that ALRe shall be released and discharged from any further liability or obligations whatsoever thereunder; and

WHEREAS, Ceding Company wishes to consent and agree to such novation.

NOW, THEREFORE, in consideration of the foregoing and of the following mutual terms, conditions, covenants, and agreements, the parties agree that on the Novation Date, but effective as to each Subject Agreement on the inception date thereof, XL is hereby substituted as the Reinsurer under each of the Subject Agreements in place and instead of ALRe. XL and Ceding Company hereby ratify and confirm that the Subject Agreements shall be treated as always having been agreements solely between them. In implementation and not in limitation of the foregoing, the parties further agree as follows:

1.	From and after the Novation Date, but effective as to each Subject Agreement on the inception date thereof, XL hereby assumes all of ALRe’s interests, rights, duties, obligations, and liabilities under the Subject Agreements, and XL shall be bound by all terms and conditions of the Subject Agreements.

2.	Performance and/or breach prior to the Novation Date by ALRe shall after the Novation Date be treated for all purposes as having been performance or breach by XL.

3.	Effective as of the Novation Date, Ceding Company hereby releases and discharges ALRe from and against any and all duties, obligations, and/or liabilities whatsoever, express or implied, under or in connection with the Subject Agreements and shall look solely to XL for performance thereof.

4.	From and after the Novation Date, the Ceding Company shall have no further duties, obligations, and/or liabilities whatsoever, express or implied, to ALRe under or in connection with the Subject Agreements, but any such duties, obligations, and/or liabilities theretofore existing shall continue as duties, obligations, and/or liabilities of the Ceding Company to XL.

5.	Notwithstanding anything contained in this Novation Agreement or in the Subject Agreements, the Ceding Company shall not have the right to cede any new business, new issues, future issuances or further new reinsurance policies under the Subject Agreements after the Novation Date. This exclusion shall include, without limitation, policies with an application date after the Novation Date, non-mandatory renewals of policies in effect prior to the Novation Date and non-mandatory changes to policies in effect prior to the Novation Date that increase the insurance provided thereunder.

6.	Each party agrees to do all things as may be necessary to give full effect to this Novation Agreement.

7.	This Novation Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8.	This Novation Agreement shall be subject to the arbitration provisions of the Subject Agreements and shall be governed by and construed in accordance with the laws applicable to the Subject Agreements.

9.	This Novation Agreement may be executed in counterparts.

10.	This Novation Agreement will become effective when it has been executed in Bermuda by XL after having been executed by ALRe and the Ceding Company.

11.	The Novation Date will not occur unless and until the Ceding Company shall have received (including by facsimile transmission) a letter of credit (the “Letter of Credit”) in the amount of US $ 5,900,000 in substantially the form of Exhibit B hereto issued by the banks listed in Exhibit B and XL shall have received in Bermuda (including by facsimile transmission) a receipt for the Letter of Credit in the form of Exhibit C hereto, provided that if these conditions to the occurrence of the Novation Date are satisfied, the Novation Date shall be December 31, 2002.

12.	Simultaneous to item 11 above, the assets of the reserve trusts provided for in Subject Agreements shall be transferred as set forth in the letter agreement among ALRe, XLFA, the Ceding Company and Mellon Bank, as trustree attached hereto as Exhibit A.

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD.

By:	By:
Title:	Title:
Date:	Date:

PHOENIX LIFE INSURANCE COMPANY

By:		By:
Title:	Senior Vice President	Title:	Vice President
Date:	12/31/02	Date:	12/31/02

XL LIFE LTD

By:	By:
Title:	Title:
Date:	Date:

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD

By:		By:
Title:	SVP LCC	Title:	VP
Date:	12/31/2002	Date:	12/31/02

PHL VARIABLE INSURANCE COMPANY

By:	By:
Title:	Title:
Date:	Date:

XL LIFE LTD

By:	By:
Title:	Title:
Date:	Date:

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD

By:	By:
Title:	Title:
Date:	Date:

PHOENIX LIFE ANNUITY COMPANY

By:	By:
Title:	Title:
Date:	Date:

XL LIFE LTD

By:		By:
Title:	SECRETARY	Title:	VICE PRESIDENT
Date:	31 DEC 2002	Date:	31 DEC 2002

Schedule A

Subject Agreements

•	Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment #1 effective October 1, 1998 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment #2 effective October 1, 1998 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment #3 effective January 1, 2000 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment #4 effective September 1, 2000 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment #5 effective November 1, 2000 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment #6 effective July 16, 2001 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment #7 effective July 1, 2002 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment #8 effective January 1, 2002 to the Reinsurance Agreement No. 2846 effective October 1, 1998, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Automatic Coinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd., covering PES-10 policies.

•	Amendment No. 4 effective March 3, 2000 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 1 effective August 7, 2000 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 2 effective July 16, 2001 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 3 effective December 1, 2001 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd., covering PES-20 policies.

•	Amendment No. 4 effective March 3, 2000 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 1 effective August 7, 2000 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 2 effective July 16, 2001 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 3 effective December 1, 2001 to the Automatic Reinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Automatic Coinsurance Agreement No. 3078 effective February 25, 2002, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd., covering PTC-20 policies.

•	Amendment No. 1 effective December 25, 2002 to the Automatic Coinsurance Agreement No. 3078 effective February 25, 2002, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

•	Automatic Coinsurance Agreement No. 3073 effective February 25, 2002, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd., covering PES-20 policies.

•	Amendment No. 1 effective December 25, 2002 to the Automatic Coinsurance Agreement No. 3073 effective February 25, 2002, between Phoenix Life Insurance Company and Annuity & Life Reassurance, Ltd.

Exhibit A

Letter agreement among ALRe, XLFA, the Phoenix Life Insurance Company, and Mellon Bank
(attached as following two pages)

Phoenix Life Insurance Company
(formerly: Phoenix Home Life Mutual Insurance Company)
One American Row
PO Box 5056
Hartford, Connecticut 06115

December 30, 2002

MELLON BANK, N.A.
as Trustee
One Mellon Center
Pittsburgh, Pennsylvania 15258

Attention:

Re: Reinsurance Trust Agreement

Ladies and Gentlemen:

We refer to the Reinsurance Trust Agreement, dated as of December 1, 2001 (the “Trust Agreement”) among you, as Trustee (in such capacity, the “Trustee”), Annuity and Life Reassurance, Ltd., as Grantor (the “Grantor”) and the undersigned, Capitalized terms used herein shall have the meanings given to them in the Trust Agreement.

Pursuant to Section 11 of the Trust Agreement, we hereby request that $5,855,000 be released from the Account and that you immediately transfer such funds to Custody Account #ARVF2002002 held by you in respect of the Custody and Control Agreement dated as of December 13, 2002 by and among you, as custody bank, the Grantor and Viva Reassurance, Ltd.

PHOENIX LIFE INSURANCE COMPANY
as Beneficiary

By:
	Name:	Richard J. wirth

	Title:	Vice President

ANNUITY AND LIFE REASSURANCE, LTD
as Grantor

By:
Name:

Title:

Agreed and Consented to:

MELLION BANK N. A.
as Trustee

By:
Name:

Title:

XL FINANCIAL ASSURANCE LTD.
as Grantor

By:
Name:

Title:

Exhibit B

Form of Letter of Credit
(as attached on following pages)

JPMorganChase Bank Global Trade Services

Advising Bank
************* DIRECT *************	APPLICANT; XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 7,400,000.00 (SEVEN MILLION FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

WE HAVE ESTABLISHED THIS CLEAN, IRREVOCABLE, AND UNCONDITIONAL LETTER OF CREDIT IN YOUR FAVOR AS BENEFICIARY FOR DRAWINGS UP TO USD7,400,000.00 EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, ATTENTION STANDBY LETTER OF CREDIT DEPARTMENT, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 31, 2003, EXCEPT WHEN THE AMOUNT OF THIS LETTER OF CREDIT IS INCREASED, THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMITATION ANY LIQUIDATOR, REMAB1LITAT0R, RECEIVER OR CONSERVATOR, DRAWINGS BY ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR SHALL BE FOR THE BENEFIT OF THE BENEFICIARY’S POLICY-HOLDERS.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO, U-810886 FOR ALL OR ANY PART OF THIS CREDIT UPON PRESENTATION OF YOUR DRAFT DRAWN ON US AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRATION DATE HEREOF OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, REQUIREMENT OR QUALIFICATION, THE OBLIGATION OF THE BANKS, UNDER THIS CREDIT, IS THE INDIVIDUAL OBLIGATION OF EACH BANK, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.

THIS LETTER OF CREDIT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY DAYS PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL OR HAND DELIVERY THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO, 500, AND IN THE EVENT OF ANY CONFLICT THE LAWS OF THE STATE OF NEW YORK WILL CONTROL, NOTWITHSTANDING ARTICLE 17 OF SAID PUBLICATION, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION

-CONTINUED-

U—810886- –001–L1–01–	Authorized Signature

–  1  –

JPMorganChase Bank Global Trade Services

Advising Bank
************* DIRECT *************	APPLICANT: XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 7,400,000.00 (SEVEN MILLION FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

OF BUSINESS AS DESCRIBED IN ARTICLE 17, OF SAID PUBLICATION, WE AGREE TO EFFECT PAYMENT IF THE CREDIT IS DRAWN AGAINST IN ACCORDANCE WITH ITS TERMS WITHIN SO DAYS AFTER RESUMPTION OF BUSINESS.

EACH OF THE BANKS AGREES, FOR ITSELF ALONE AND NOT JOINTLY WITH ANY OTHER BANK, TO HONOR A SIGHT DRAFT PRAWN BY YOU AND PRESENTED TO THE AGENT IN AN AMOUNT NOT TO EXCEED THE AGGREGATE AMOUNT AVAILABLE MULTIPLIED BY SUCH BANK’S PERCENTAGE OBLIGATION AS SET FORTH HEREIN (THE “PERCENTAGE OBLIGATIONS”) AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREINAFTER SET F0RTH.

THE OBLIGATIONS OF THE BANKS HEREUNDER SHALL BE SEVERAL AND NOT JOINT, UPON THE TRANSFER BY A BANK TO THE AGENT FOR YOUR ACCOUNT OF THE AMOUNT SPECIFIED IN A SIGHT DRAFT DRAWN ON SUCH BANK HEREUNDER, SUCH BANK SHALL BE FULLY DISCHARGED OF ITS OBLIGATIONS UNDER THIS LATTER OF CREDIT WITH RESPECT TO SUCH SIGHT DRAFT, AND SUCH BANK SHALL NOT BE OBLIGATED THEREAFTER TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT, THE FAILURE OF ANY BANK TO MAKE FUNDS AVAILABLE TO THE AGENT FOR PAYMENT UNDER THIS LETTER OF CREDIT SHALL NOT RELIEVE ANY OTHER BANK OF ITS OBLIGATION HEREUNDER TO MAKE FUNDS AVAILABLE TO THE AGENT; NEITHER THE AGENT NOR ANY BANK SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER BANK TO MAKE FUNDS AVAILABLE TO THE AGENT.

JPMORGAN CHASE BANK HAS THE AUTHORITY TO ACT AS AGENT FOR THE BANKS OBLIGATED UNDER THIS LETTER OF CREDIT AND HAS FULL POWER OF ATTORNEY FROM SUCH BANKS TO ACT ON THEIR BEHALF HEREUNDER.

VERY TRULY YOURS,

Authorized Signature

-CONTINUED-

U—810886- –001–L1–01–	Authorized Signature

–  2  –

JPMorganChase Bank Global Trade Services

Advising Bank
************* DIRECT *************	APPLICANT: XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 7,400,000.00 (SEVEN MILLION FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

ISSUING BANKS	PERCENTAGE OBLIGATIONS

JPMORGAN CHASE BANK	8.5%
AS ADMINISTRATIVE AGENT, AS BANK AND AS ATTORNEY – IN – FACT FOR EACH OF THE FOLLOWING BANKS:

CITIBANK, N.A,	7.0%
MELLON BANK, N.A.	7.0%
DEUTSCHE BANK AG	7.0%
BANK OF AMERICA	5.0%
FLEET NATIONAL BANK	5.0%
BANK ONE, NA	5.0%
BARCLAYS BANK PLC	5.0%
CREDIT LYONNAIS	5.0%
, .ESDNER BANK	5.0%
LLOYDS T & D BANK PLC	5.0%
BANK OF NEW YORK	2.5%
ABN AMRO BANK N.V.	3.5%
WACHOVIA BANK	5.0%
NATIONAL WESTMINSTER BANK PLC	3.5%
STATE STREET BANK AND TRUST COMPANY	2.5%
COMERICA BANK	2.5%
ING BANK N.V.	2.5%
BANK OF NOVA SCOTIA	3.5%
HSBC BANK USA	5.0%
MERRILL LYNCH BANK USA	2.5%
NATIONAL AUSTRALIA BANK LIMITED	2.5%

JPMOROAN CHASE BANK

BY:
TITLE:	ASSISTANT VICE PRESIDENT

-CONTINUED-

U—810886- –001–L1–01–	Authorized Signature

–  3  –

JPMorganChase Bank Global Trade Services

Advising Bank
************* DIRECT *************	APPLICANT; XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 7,400,000.00 (SEVEN MILLION FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

BANK CONFIRMATION:

THE CONFIRMING BANK LISTED BELOW HEREBY CONFIRMS THIS LETTER OF CREDIT AT THE REQUEST OF INO BANK, AND THEREBY UNDERTAKES THAT ALL DRAWINGS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY THE CONFIRMING BANK ON DELIVERY OF DOCUMENTS AS SPECIFIED.

CONFIRMING BANK

DANSKE BANK	2.5%

JPMORGAN CHASE BANK,

AS ATTORNEY-IN-ACT-FACT FOR THE CONFIRMING BANK.

BY:
TITLE:	ASSISTANT VICE PRESIDENT

U—810886- –001–L1–01–	Authorized Signature

–  4  –

JPMorgan Chase Bank Global Trade Services	JANUARY 02, 2003 L/C NO.: U-810886 AMEN\DMENT NO. 1

Advising Bank
************* DIRECT *************	APPLICANT: XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115

IN ACCORDANCE WITH INSTRUCTIONS RECEIVED, THE ABOVE-REFERENCED LETTER OF CREDIT HAS BEEN AMENDED AS FOLLOWS;

THIS AMENDMENT IS EFFECTIVE AS OF DECEMBER 31, 2002.

DANSKE BANK HEREBY CONFIRMS THE PORTION OF THE ENCLOSED IRREVOCABLE LETTER OF CREDIT NO. U-810886 AND AMENDMENTS THERETO, IF ANY, ISSUED IN FAVOR OF PHOENIX LIFE AND ANNUITY COMPANY (“BENEFICIARY”) BY INC. BANK N. V. FOR DRAWINGS UP TO THE PERCENTAGE SPECIFIED BELOW OF THE TOTAL AMOUNT OF THE LETTER OF CREDIT, EFFECTIVE IMMEDIATELY. THIS CONFIRMATION IS ISSUED, PRESENTABLE AND PAYABLE AT THE OFFICES OF UP MORGAN CHASE BANK AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 31, 2003.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY IQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

DANSKE BANK HEREBY UNDERTAKES TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN AS SPECIFIED IN THE LETTER OF CREDIT AND PRESENTED AT THE OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRY DATE OF THIS CONFIRMATION OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN; THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION, THE OBLIGATION OF DANSKE BANK UNDER THIS CONFIRMATION IS THE INDIVIDUAL OBLIGATION OF DANSKE BANK, AND IS IN NO WAY CONTINGENT ;PON REIMBURSEMENT WITH RESPECT THERETO.

IT IS A CONDITION OF THIS CONFIRMATION THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS 60 DAYS PRIOR TO ANY EXPIRATION DATE WE SHALL NOTIFY YOU BY REGISTERED TAIL THAT WE ELECT NOT TO CONSIDER THIS CONFIRMATION RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS CONFIRMATION IS SUBJECT TO AND GOVERNED BY THE LAWS OF- THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER IF COMMERCE (PUBLICATION 500) AND, IN THE EVENT OF ANY CONFLICT.

-CONTINUED-

U—810886- –001–L1–01–	Authorized Signature

–  1  –

JPMorgan Chase Bank Global Trade Services	JANUARY 02, 2003 L/C NO.: U-810886 AMENDMENT NO. 1

Advising Bank
************* DIRECT *************	APPLICANT: XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115

THE LAWS OF THE STATE OF NEW YORK WILL CONTROL.

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.

U—810886- –001–L1–01–	Authorized Signature

–  2  –

NOVATION AGREEMENT

THIS NOVATION AGREEMENT is made as of December 31, 2002 (the “Novation Date”) among Annuity and Life Reassurance, Ltd (“ALRe”), XL Life Ltd (“XL”), and Phoenix Life and Annuity Company (“Ceding Company”).

WHEREAS, ALRe and Ceding Company are parties to the reinsurance agreements (the “Subject Agreements”) set forth in Schedule A hereto; and

WHEREAS, as of December 31, 2002, the parties to this Novation Agreement have agreed to novate the Subject Agreements by substituting XL for ALRe as reinsurer thereunder, such that XL will assume all of ALRe’s interests, rights, duties, obligations, and liabilities under the Subject Agreements and that ALRe shall be released and discharged from any further liability or obligations whatsoever thereunder; and

WHEREAS, Ceding Company wishes to consent and agree to such novation.

NOW, THEREFORE, in consideration of the foregoing and of the following mutual terms, conditions, covenants, and agreements, the parties agree that on the Novation Date, but effective as to each Subject Agreement on the inception date thereof, XL is hereby substituted as the Reinsurer under each of the Subject Agreements in place and instead of ALRe. XL and Ceding Company hereby ratify and confirm that the Subject Agreements shall be treated as always having been agreements solely between them. In implementation and not in limitation of the foregoing, the parties further agree as follows:

1.	From and after the Novation Date, but effective as to each Subject Agreement on the inception date thereof, XL hereby assumes all of ALRe’s interests, rights, duties, obligations, and liabilities under the Subject Agreements, and XL shall be bound by all terms and conditions of the Subject Agreements.

2.	Performance and/or breach prior to the Novation Date by ALRe shall after the Novation Date be treated for all purposes as having been performance or breach by XL.

3.	Effective as of the Novation Date, Ceding Company hereby releases and discharges ALRe from and against any and all duties, obligations, and/or liabilities whatsoever, express or implied, under or in connection with the Subject Agreements and shall look solely to XL for performance thereof.

4.	From and after the Novation Date, the Ceding Company shall have no further duties, obligations, and/or liabilities whatsoever, express or implied, to ALRe under or in connection with the Subject Agreements, but any such duties, obligations, and/or liabilities theretofore existing shall continue as duties, obligations, and/or liabilities of the Ceding Company to XL.

5.	Notwithstanding anything contained in this Novation Agreement or in the Subject Agreements, the Ceding Company shall not have the right to cede any new business, new issues, future issuances or further new reinsurance policies under the Subject Agreements after the Novation Date. This exclusion shall include, without limitation, policies with an application date after the Novation Date, non-mandatory renewals of policies in effect prior to the Novation Date and non-mandatory changes to policies in effect prior to the Novation Date that increase the insurance provided thereunder.

6.	Each party agrees to do all things as may be necessary to give full effect to this Novation Agreement.

7.	This Novation Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8.	This Novation Agreement shall be subject to the arbitration provisions of the Subject Agreements and shall be governed by and construed in accordance with the laws applicable to the Subject Agreements.

9.	This Novation Agreement may be executed in counterparts.

10.	This Novation Agreement will become effective when it has been executed in Bermuda by XL after having been executed by ALRe and the Ceding Company.

11.	The Novation Date will not occur unless and until the Ceding Company shall have received (including by facsimile transmission) a letter of credit (the “Letter of Credit”) in the amount of US $ 7,400,000 in substantially the form of Exhibit B hereto issued by the banks listed in Exhibit B and XL shall have received in Bermuda (including by facsimile transmission) a receipt for the Letter of Credit in the form of Exhibit C hereto, provided that if these conditions to the occurrence of the Novation Date are satisfied, the Novation Date shall be December 31, 2002.

12.	Simultaneous to item 11 above, the assets of the reserve trusts provided for in Subject Agreements shall be transferred as set forth in the letter agreement among ALRe, XLFA, the Ceding Company and Mellon Bank, as trustree attached hereto as Exhibit A.

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD.

By:	By:

Title:	Title:

Date:	Date:

PHOENIX LIFE AND ANNUITY COMPANY

By:		By:

Title:	Senior Vice president	Title:	Assistant Secretary

Date:	12/31/02	Date:	12/31/02

XL LIFE LTD

By:	By:

Title:	Title:

Date:	Date:

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD.

By:		By:

Title:	SVP LCC	Title:	VP

Date:	12/31/2002	Date:	12/31/02

PHOENIX LIFE AND ANNUITY COMPANY

By:	By:

Title:	Title:

Date:	Date:

XL LIFE LTD

By:	By:

Title:	Title:

Date:	Date:

IN WITNESS WHEREOF the parties have executed this Novation Agreement as of December 31, 2002.

ANNUITY AND LIFE REASSURANCE, LTD.

By:	By:

Title:	Title:

Date:	Date:

PHOENIX LIFE AND ANNUITY COMPANY

By:	By:

Title:	Title:

Date:	Date:

XL LIFE LTD

By:		By:

Title:	SECRETARY	Title:	Vice president

Date:	31 DEC 2002	Date:	31 DEC 2002

Schedule A

Subject Agreements

•	Automatic Coinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd., covering PES-10 polices.

•	Amendment No. 4 effective March 3, 2000 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 1 effective August 7, 2000 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 3 effective December 1, 2001 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 2 effective July 16, 2001 to the Automatic Reinsurance Agreement No. 3027 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

•	Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd., covering PES-20 policies.

•	Amendment No. 4 effective March 3, 2000 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 1 effective August 7, 2000 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 3 effective December 1, 2001 to the Automatic Reinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

•	Amendment No. 2 effective July 16, 2001 to the Automatic Coinsurance Agreement No. 3031 effective March 3, 2000, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

•	Automatic Coinsurance Agreement No. 3073 effective February 25, 2002, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd., covering PES-20 policies.

•	Amendment No. 1 effective December 25, 2002 to the Automatic Coinsurance Agreement No. 3073 effective February 25, 2002, between Phoenix Life and Annuity Company and Annuity & Life Reassurance, Ltd.

Exhibit A

Letter agreement among ALRe, XLFA, the Phoenix Life and Annuity Company, and Mellon Bank
(attached as following two pages)

Phoenix Life and Annuity Company

One American Row

PO Box 5056

Hartford, Connecticut 06115

December 30, 2002

MELLON BANK, N.A.

as Trustee

One Mellon Center

Pittsburgh, Pennsylvania 15258

Attention:

Re: Reinsurance Trust Agreement

Ladies and Gentlemen:

We refer to the Reinsurance Trust Agreement, dated as of December 1, 2001 (the “Trust Agreement”) among you, as Trustee (in such capacity, the “Trustee”), Annuity and Life Reassurance, Ltd., as Grantor (the “Grantor”) and the undersigned. Capitalized terms used herein shall have the meanings given to them in the Trust Agreement.

Pursuant to Section 11 of the Trust Agreement, we hereby request that $4,419,000 be released from the Account and that you immediately transfer such funds to Custody Account #ARVF2002002 held by you in respect of the Custody and Control Agreement dated as of December 13, 2002 by and among you, as custody bank, the Grantor and Viva Reassurance, Ltd.

PHOSNIX LIFE AND ANNUITY COMPANY as Beneficiary

By:
	Name	Richard J. Wirth

	Title:	Assistant Secretary

ANNUITY AND LIFE REASSURANCE, LTD. as Grantor

By:
Name

Title:

Agreed and Consented to:

MELLON BANK, N.A. as Trustee

By:
Name

Title:

XL FINANCIAL ASSURANCE LTD. as Guarantor

By:
Name

Title:

Exhibit B

Form of Letter of Credit
(as attached on following pages)

JPMorganChase Bank Global Trade Services

ISSUE DATE : L/C NO. : APPLICANT REFERENCE NO. :	DECEMBER 31, 2002 U-810886 PHOENIXANNTY

	Advising Bank	APPLICANT:
	************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
M A I L T O	PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 7,400,000,00 (SEVEN MILLION FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

WE HAVE ESTABLISHED THIS CLEAN, IRREVOCABLE, AND UNCONDITIONAL LETTER OF CREDIT IN YOUR FAVOR AS BENEFICIARY FOR DRAWINGS UP TO USD7,400,000.00 EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, ATTENTION STANDBY LETTER OF CREDIT DEPARTMENT, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 31, 2003, EXCEPT WHEN THE AMOUNT OF THIS LETTER OF CREDIT IS INCREASED, THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMITATION ANY LIQUIDATOR, REMAB1LITATOR, RECEIVER OR CONSERVATOR, DRAWINGS BY ANY LIQUIDATOR, REHABILITATER, RECEIVER OR CONSERVATOR SHALL BE FOR THE BENEFIT OF THE BENEFICIARY’S POLICY-HOLDERS.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT(S) DRAWN ON US, INDICATING OUR CREDIT NO, U-810886 FOR ALL OR ANY PART OF THIS CREDIT UPON PRESENTATION OF YOUR DRAFT DRAWN ON US AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRATION DATE HEREOF OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, REQUIREMENT OR QUALIFICATION, THE OBLIGATION OF THE BANKS, UNDER THIS CREDIT, IS THE INDIVIDUAL OBLIGATION OF EACH BANK, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.

THIS LETTER OF CREDIT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY DAYS PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL OR HAND DELIVERY THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO, 500, AND IN THE EVENT OF ANY CONFLICT THE LAWS OF THE STATE OF NEW YORK WILL CONTROL, NOTWITHSTANDING ARTICLE 17 OF SAID PUBLICATION, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION

-CONTINUED-

U–810886– –001–L1–01–	Authorized Signature

–  1  –

JPMorganChase Bank Global Trade Services

ISSUE DATE : L/C NO. : APPLICANT REFERENCE NO. :	DECEMBER 31, 2002 U-810886 PHOENIXANNTY

	Advising Bank	APPLICANT:
	************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
M A I L T O	PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 7, 00,000,00 (SEVEN MILLION FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

OF BUSINESS AS DESCRIBED IN ARTICLE 17, OF SAID PUBLICATION, WE AGREE TO EFFECT PAYMENT IF THE CREDIT IS DRAWN AGAINST IN ACCORDANCE WITH ITS TERMS WITHIN SO DAYS AFTER RESUMPTION OF BUSINESS,

EACH OF THE BANKS AGREES, FOR ITSELF ALONE AND NOT JOINTLY WITH ANY OTHER BANK, TO HONOR A SIGHT DRAFT PRAWN BY YOU AND PRESENTED TO THE AGENT IN AN AMOUNT NOT TO EXCEED THE AGGREGATE AMOUNT AVAILABLE MULTIPLIED BY SUCH BANK’S PERCENTAGE OBLIGATION AS SET FORTH HEREIN (THE “PERCENTAGE OBLIGATIONS”) AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREINAFTER SET FORTH.

THE OBLIGATIONS OF THE BANKS HEREUNDER SHALL BE SEVERAL AND NOT JOINT, UPON THE TRANSFER BY A BANK TO THE AGENT FOR YOUR ACCOUNT OF THE AMOUNT SPECIFIED IN A SIGHT DRAFT DRAWN ON SUCH BANK HEREUNDER, SUCH BANK SHALL BE FULLY DISCHARGED OF ITS OBLIGATIONS UNDER THIS LATTER OF CREDIT WITH RESPECT TO SUCH SIGHT DRAFT, AND SUCH BANK SHALL NOT BE OBLIGATED THEREAFTER TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT, THE FAILURE OF ANY BANK TO MAKE FUNDS AVAILABLE TO THE AGENT FOR PAYMENT UNDER THIS LETTER OF CREDIT SHALL NOT RELIEVE ANY OTHER BANK OF ITS OBLIGATION HEREUNDER TO MAKE FUNDS AVAILABLE TO THE AGENT; NEITHER THE AGENT NOR ANY BANK SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER BANK TO MAKE FUNDS AVAILABLE TO THE AGENT.

JPMORGAN CHASE BANK HAS THE AUTHORITY TO ACT AS AGENT FOR THE BANKS OBLIGATED UNDER THIS LETTER OF CREDIT AND HAS FULL POWER OF ATTORNEY FROM SUCH BANKS TO ACT ON THEIR BEHALF HEREUNDER.

VERY TRULY YOURS,

AUTHORIZED SIGNATURE

-CONTINUED-

U–810886– –001–L1–01–	Authorized signature

–  2  –

JPMorganChase Bank Global Trade Services

ISSUE DATE : L/C NO. : APPLICANT REFERENCE NO. :	DECEMBER 31, 2002 U-810886 PHOENIXANNTY

	Advising Bank	APPLICANT:
	************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
M A I L T O	PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 7,400,000.00 (SEVEN MILLION FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

ISSUING BANKS	PERCENTAGE OBLIGATIONS

JPMORGAN CHASE BANK	8.5%
AS ADMINISTRATIVE AGENT, AS BANK AND AS ATTORNEY- IN--FACT FOR EACH OF THE FOLLOWING BANKS;

CITIBANK, N,A,	7.0%
MELLON BANK, N.A.	7.0%
DEUTSCHE BANK AQ	7.0%
BANK OF AMERICA	5.0%
FLEET NATIONAL BANK	5.0%
BANK ONE, NA	5.0%
BARCLAYS BANK PLC	5.0%
CREDIT LYONNAIS	5.0%
DRESDNER BANK	5.0%
LLOYDS TSB BANK PLC	5.0%
BANK OF NEW YORK	2.5%
ABN AMRO BANK N.V.	3.5%
WACHOVIA BANK	5.0%
NATIONAL WESTMINSTER BANK PLC	3.5%
STATE STREET BANK AND TRUST COMPANY	2.5%
COMERICA BANK	2.5%
ING BANK N.V.	2.5%
BANK OF NOVA SCOTIA	3.5%
MSBU BANK USA	5.0%
MERRILL LYNCH BANK USA	2.5%
NATIONAL AUSTRALIA BANK LIMITED	2.5%

JPMORGAN CHASE BANK

By:
TITLE:	ASSISTANT VICE PRESIDENT

-CONTINUED-

U–810886– –001–L1–01–	Authorized Signature

–  3  –

JPMorganChase Bank Global Trade Services

ISSUE DATE : L/C NO. : APPLICANT REFERENCE NO. :	DECEMBER 31, 2002 U-810886 PHOENIXANNTY

	Advising Bank	APPLICANT:
	************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
M A I L T O	PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 7,400,000.00 (SEVEN MILLION FOUR HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

BANK CONFIRMATION:

THE CONFIRMING BANK LISTED BELOW HEREBY CONFIRMS THIS LETTER OF CREDIT AT THE REQUEST OF INO BANK, AND THEREBY UNDERTAKES THAT ALL DRAWINGS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY THE CONFIRMING BANK ON DELIVERY OF DOCUMENTS AS SPECIFIED.

CONFIRMING BANK

DANSKE BANK	2.5%

JPMORGAN CHASE BANK

AS ATTORNEY-IN-FACT FOR THE CONFIRMING BANK

By:
TITLE:	ASSISTANT VICE PRESIDENT

U–810886– –001–L1–01–	Authorized Signature

–  4  –

JPMorganChase Bank Global Trade Services

ISSUE DATE : L/C NO. : APPLICANT REFERENCE NO. :	DECEMBER 31, 2002 U-810885 PHOENIXINS

	Advising Bank	APPLICANT:
	************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
M A I L T O	PHOENIX LIFE INSURANCE COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 5,900,000.000 (FIVE MILLION NINE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

WE HAVE ESTABLISHED THIS CLEAN, IRREVOCABLE, AND UNCONDITIONAL LETTER OF CREDIT IN YOUR FAVOR AS BENEFICIARY FOR DRAWINGS UP TO USD5,900,000.00 EFFECTIVE IMMEDIATELY. THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, ATTENTION STANDBY LETTER OF CREDIT DEPARTMENT, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 31, 2003, EXCEPT WHEN THE AMOUNT OF THIS LETTER OF CREDIT IS INCREASED, THIS CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING WITHOUT LIMITATION ANY LIQUIDATOR, REMAB1LITAT0R, RECEIVER OR CONSERVATOR, DRAWINGS BY ANY LIQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR SHALL BE FOR THE BENEFIT OF THE BENEFICIARY’S POLICY-HOLDERS.

WE HEREBY UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT (S) DRAWN ON US, INDICATING OUR CREDIT NO, U-810885 FOR ALL OR ANY PART OF THIS CREDIT UPON PRESENTATION OF YOUR DRAFT DRAWN ON US AT OUR OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRATION DATE HEREOF OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, REQUIREMENT OR QUALIFICATION, THE OBLIGATION OF THE BANKS, UNDER THIS CREDIT, IS THE INDIVIDUAL OBLIGATION OF EACH BANK, AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO, OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT,

THIS LETTER OF CREDIT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY DAYS PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL OR HAND DELIVERY THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS LETTER OF CREDIT IS SUBJECT TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO, 500, AND IN THE EVENT OF ANY CONFLICT THE LAWS OF THE STATE OF NEW YORK WILL CONTROL, NOTWITHSTANDING ARTICLE 17 OF SAID PUBLICATION, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION

-CONTINUED-

U–810885– –001–L1–01–	Authorized Signature

–  1  –

JPMorganChase Bank Global Trade Services

ISSUE DATE : L/C NO. : APPLICANT REFERENCE NO. :	DECEMBER 31, 2002 U-810885 PHOENIXAINS

	Advising Bank	APPLICANT:
	************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
M A I L T O	PHOENIX LIFE INSURANCE COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 5,900,000.00 (FIVE MILLION NINE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

OF BUSINESS AS DESCRIBED IN ARTICLE 17, OF SAID PUBLICATION, WE AGREE TO EFFECT PAYMENT IF THE CREDIT IS DRAWN AGAINST IN ACCORDANCE WITH ITS TERMS WITHIN SO DAYS AFTER RESUMPTION OF BUSINESS,

EACH OF THE BANKS AGREES, FOR ITSELF ALONE AND NOT JOINTLY WITH ANY OTHER BANK, TO HONOR A SIGHT DRAFT PRAWN BY YOU AND PRESENTED TO THE AGENT IN AN AMOUNT NOT TO EXCEED THE AGGREGATE AMOUNT AVAILABLE MULTIPLIED BY SUCH BANK’S PERCENTAGE OBLIGATION AS SET FORTH HEREIN (THE “PERCENTAGE OBLIGATIONS”) AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREINAFTER SET F0RTH.

THE OBLIGATIONS OF THE BANKS HEREUNDER SHALL BE SEVERAL AND NOT JOINT, UPON THE TRANSFER BY A BANK TO THE AGENT FOR YOUR ACCOUNT OF THE AMOUNT SPECIFIED IN A SIGHT DRAFT DRAWN ON SUCH BANK HEREUNDER, SUCH BANK SHALL BE FULLY DISCHARGED OF ITS OBLIGATIONS UNDER THIS LATTER OF CREDIT WITH RESPECT TO SUCH SIGHT DRAFT, AND SUCH BANK SHALL NOT BE OBLIGATED THEREAFTER TO MAKE ANY FURTHER PAYMENTS UNDER THIS LETTER OF CREDIT, THE FAILURE OF ANY BANK TO MAKE FUNDS AVAILABLE TO THE AGENT FOR PAYMENT UNDER THIS LETTER OF CREDIT SHALL NOT RELIEVE ANY OTHER BANK OF ITS OBLIGATION HEREUNDER TO MAKE FUNDS AVAILABLE TO THE AGENT; NEITHER THE AGENT NOR ANY BANK SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER BANK TO MAKE FUNDS AVAILABLE TO THE AGENT.

JPMORGAN CHASE BANK HAS THE AUTHORITY TO ACT AS AGENT FOR THE BANKS OBLIGATED UNDER THIS LETTER OF CREDIT AND HAS FULL POWER OF ATTORNEY FROM SUCH BANKS TO ACT ON THEIR BEHALF HEREUNDER.

VERY TRULY YOURS,

AUTHORIZED SIGNATURE

-CONTINUED-

U–810885– –001–L1–01–	Authorized Signature

–  2  –

JPMorganChase Bank Global Trade Services

ISSUE DATE : L/C NO. : APPLICANT REFERENCE NO. :	DECEMBER 31, 2002 U-810885 PHOENIXINS

	Advising Bank	APPLICANT:
	************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
M A I L T O	PHOENIX LIFE INSURANCE COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT 1 USD 5,900,000.00 (FIVE MILLION NINE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

ISSUING BANKS	PERCENTAGE OBLIGATIONS

JPMORGAN CHASE BANK	8.5%
AS ADMINISTRATIVE AGENT, AS BANK AND AS ATTORNEY- IN--FACT FOR EACH OF THE FOLLOWING BANKS:

CITIBANK, N,A,	7.0%
MELLON BANK, N.A.	7.0%
DEUTSCHE BANK AG	7.0%
BANK OF AMERICA	5.0%
FLEET NATIONAL BANK	5.0%
BANK ONE, NA	5.0%
BARCLAYS BANK PLC	5.0%
CREDIT LYONNAIS	5.0%
DRESDNER BANK	5.0%
LLOYDS TSB BANK PLC	5.0%
BANK OF NEW YORK	2.5%
ABN AMRO BANK N.V.	3.5%
WACHOVIA BANK	5.0%
NATIONAL WESTMINSTER BANK PLC	3.5%
STATE STREET BANK AND TRUST COMPANY	2.5%
COMERICA BANK	2.5%
ING BANK N. V.	2.5%
BANK OF NOVA SCOTIA	3.5%
HSBC BANK USA	5.0%
MERRILL LYNCH BANK USA	2.5%
NATIONAL AUSTRALIA BANK LIMITED	2.5%

JPMORGAN CHASE BANK

By:
TITLE:	ASSISTANT VICE PRESIDENT

-CONTINUED-

U–810885– –001–L1–01–	Authorized Signature

–  3  –

JPMorganChase Bank Global Trade Services

ISSUE DATE : L/C NO. : APPLICANT REFERENCE NO. :	DECEMBER 31, 2002 U-810885 PHOENIXINS

	Advising Bank	APPLICANT:
	************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
M A I L T O	PHOENIX LIFE AND ANNUITY COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115	AMOUNT: USD 5,900,000.00 (FIVE MILLION NINE HUNDRED THOUSAND AND 00/100 UNITED STATES DOLLARS)

BANK CONFIRMATION:

THE CONFIRMING BANK LISTED BELOW HEREBY CONFIRMS THIS LETTER OF CREDIT AT THE REQUEST OF ING BANK, AND THEREBY UNDERTAKES THAT ALL DRAWINGS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY THE CONFIRMING BANK ON DELIVERY OF DOCUMENTS AS SPECIFIED.

CONFIRMING BANK

DANSKE BANK	2.5%

JPMORGAN CHASE BANK

AS ATTORNEY - IN FACT FOR THE CONFIRMING BANK

By:
TITLE:	ASSISTANT VICE PRESIDENT

U–810885– –001–L1–01–	Authorized Signature

–  4  –

JPMorganChase Bank Global Trade Services

JANUARY 02, 2003
L/C NO. : AMENDMENT NO. :	U-810885 1

Advising Bank	APPLICANT:
************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE INSURANCE COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115

IN ACCORDANCE WITH INSTRUCTIONS RECEIVED, THE ABOVE-REFERENCED LETTER OF CREDIT HAS BEEN AMENDED AS FOLLOWS:

THIS AMENDMENT IS EFFECTIVE AS OF DECEMBER 31, 2002.

DANSKE BANK HEREBY CONFIRMS THE PORTION OF THE ENCLOSED IRREVOCABLE LETTER OF CREDIT NO. U-810886 AND AMENDMENTS THERETO, IF ANY, ISSUED IN FAVOR OF PHOENIX LIFE AND ANNUITY COMPANY (“BENEFICIARY”) BY INC. BANK N. V. FOR DRAWINGS UP TO THE PERCENTAGE SPECIFIED BELOW OF THE TOTAL AMOUNT OF THE LETTER OF CREDIT, EFFECTIVE IMMEDIATELY. THIS CONFIRMATION IS ISSUED, PRESENTABLE AND PAYABLE AT THE OFFICES OF UP MORGAN CHASE BANK AT 10420 HIGHLAND MANOR DRIVE, 4TH FLOOR, TAMPA, FLORIDA 33610, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON DECEMBER 31, 2003.

THE TERM “BENEFICIARY” INCLUDES ANY SUCCESSOR BY OPERATION OF LAW OF THE NAMED BENEFICIARY INCLUDING, WITHOUT LIMITATION, ANY IQUIDATOR, REHABILITATOR, RECEIVER OR CONSERVATOR.

DANSKE BANK HEREBY UNDERTAKES TO PROMPTLY HONOR YOUR SIGHT DRAFT (S) DRAWN AS SPECIFIED IN THE LETTER OF CREDIT AND PRESENTED AT THE OFFICE SPECIFIED IN PARAGRAPH ONE ON OR BEFORE THE EXPIRY DATE OF THIS CONFIRMATION OR ANY AUTOMATICALLY EXTENDED EXPIRY DATE.

EXCEPT AS EXPRESSLY STATED HEREIN; THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENT, CONDITION OR QUALIFICATION, THE OBLIGATION OF DANSKE BANK UNDER THIS CONFIRMATION IS THE INDIVIDUAL OBLIGATION OF DANSKE BANK, AND IS IN NO WAY CONTINGENT ;UPON REIMBURSEMENT WITH RESPECT THERETO.

IT IS A CONDITION OF THIS CONFIRMATION THAT IT IS DEEMED TO BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE EXPIRY DATE HEREOF, OR ANY FUTURE EXPIRATION DATE, UNLESS 60 DAYS PRIOR TO ANY EXPIRATION DATE WE SHALL NOTIFY YOU BY REGISTERED TAIL THAT WE ELECT NOT TO CONSIDER THIS CONFIRMATION RENEWED FOR ANY SUCH ADDITIONAL PERIOD.

THIS CONFIRMATION IS SUBJECT TO AND GOVERNED BY THE LAWS OF- THE STATE OF NEW YORK AND THE 1993 REVISION OF THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER IF COMMERCE (PUBLICATION 500) AND, IN THE EVENT OF ANY CONFLICT,

-CONTINUED-

U–810865– –001–A1–01–	Authorized Signature

–  1  –

JPMorganChase Bank Global Trade Services

JANUARY 02, 2003
L/C NO. : AMENDMENT NO. :	U-810885 1

Advising Bank	APPLICANT:
************* DIRECT **************	XL INSURANCE LTD XL HOUSE ONE BERMUDIANA ROAD HAMILTON HM11 BERMUDA

Beneficiary
PHOENIX LIFE INSURANCE COMPANY ONE AMERICAN ROW PO BOX 5056 HARTFORD CT 06115

THE LAWS OF THE STATE OF NEW YORK WILL CONTROL.

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.

U–810865– –001–A1–01–	Authorized Signature

–  2  –

Exhibit C

Form of Receipt of Letter of Credit

The undersigned hereby acknowledges receipt of the Letter of Credit substantially in the form of Exhibit B to the Novation Agreement dated as of December 31, 2002 among the undersigned, Annuity and Life Reassurance, Ltd. and XL Life Ltd.

Phoenix Life and Annuity Company
By:
Name Richard J. Wirth

Title Assistant Secretary

AMENDMENT No. 4

to the

AUTOMATIC REINSURANCE AGREEMENT NO. 3027

EFFECTIVE March 3, 2000

between

PHOENIX LIFE INSURANCE COMPANY

of

East Greenbush, New York

and

PHOENIX LIFE AND ANNUITY COMPANY

of

Hartford, Connecticut

Collectively as Ceding Company

and

ANNUITY AND LIFE REASSURANCE, LTD.

of

Hamilton, Bermuda

as Reinsurer

Exhibit-A and Exhibit-C are hereby replaced with the attached Exhibit-A-Amended and the attached Exhibit-C-Amended, effective March 3, 2000. The change in Exhibit-A-Amended reflects the appropriate issue ages for the PES-10 product, of 18 through 75. Exhibit-C-Amended reflects a change in conversion language.

All other terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates indicated with an effective date of March 3, 2000.

Phoenix Life Insurance Company Phoenix Life and Annuity Company		Annuity And Life Reassurance, LTD.

Approved By:		Approved By:
Title:	SVP	Title:	VP
Date:	2/4/2002	Date:	3/20/2002

EXHIBIT A - Amended

(Effective March 3, 2000)

REINSURANCE COVERAGE

I.	REINSURANCE COVERAGE

For policies issued under Phoenix Life and Annuity Company, we will retain 10% and cede 90% of each risk on a first dollar quota share basis, for each risk not submitted on a facultative basis, up to the Automatic Acceptance Limit shown in Section III below, on Death Benefits on Phoenix Executive Series - 10 (PES-10) policies that we issue directly.

For policies issued under Phoenix Life Insurance Company, we will retain 20% and cede 80% of each risk on a first dollar quota share basis, for each risk not submitted on a facultative basis, up to the Automatic Acceptance Limit shown in Section III below, on Death Benefits on Phoenix Executive Series - 10 (PES-10) policies that we issue directly.

Reinsurance coverage will provide neither cash surrender values or loan values.

II.	RETENTION LIMITS

A.	DEATH BENEFIT

For policies issued by Phoenix Life and Annuity Company and ceded on an automatic basis, we will retain 10% of each policy up to a maximum of $1,500,000 on issues prior to August 7, 2000 and $3,000,000 on issues August 7, 2000 and later.

For policies issued by Phoenix Life Insurance Company and ceded on an automatic basis, we will retain 20% of each policy up to a maximum of $3,000,000 on issues prior to August 7, 2000 and $6,000,000 on issues August 7, 2000 and later.

B.	WAIVER OF PREMIUM DISABILITY Not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFITS Not reinsured under this Agreement.

EXHIBIT A - Amended-Continued

(Effective March 3, 2000)

III.	AUTOMATIC ACCEPTANCE LIMITS

A.	DEATH BENEFIT

For policies issued by Phoenix Life and Annuity Company to insureds aged 18 through 75 and rated Standard to Table F, you will accept automatically 22.5% of each risk up to a maximum of $6,750,000 on issues August 7, 2000 and later, and $3,375,000 on issues prior to August 7, 2000. For the purposes of this Agreement, the maximum binding amount in all companies for policies issued by Phoenix Life and Annuity Company is $30,000,000 for issues August 7, 2000 and later, and $15,000,000 for issues prior to August 7, 2000. The binding limits include our retention.

For policies issued by Phoenix Life Insurance Company to insureds aged 18 through 75 and rated Standard to Table F, you will accept automatically 20% of each risk up to a maximum of $6,000,000 on issues August 7, 2000 and later, and $3,000,000 on issues prior to August 7, 2000. For the purposes of this Agreement, the maximum binding amount in all companies for policies issued by Phoenix Life Insurance Company is $30,000,000 for issues August 7, 2000 and later, and $15,000,000 for issues prior to August 7, 2000. The binding limits include our retention.

B.	WAIVER OF PREMIUM

Not reinsured under this Agreement

C.	ACCIDENTAL DEATH BENEFIT Not reinsured under this Agreement.

IV.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE

Automatic reinsurance will not be available in the following situations:

1.	The policy has been submitted on a facultative, facultative obligatory or initial inquiry basis to you or to any other reinsurer;

2.	The risk is categorized as a “Jumbo Risk”, where the underwriting papers indicate that the total life insurance in force and applied for in all companies on the insured’s life exceeds $50,000,000.

EXHIBIT A - Amended - Continued

(Effective March 3, 2000)

IV.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE (Continued)

3.	The policy is part of any special program that we offer, including:

a)	experimental or limited retention programs, including but not limited to cancer, diabetes;

b)	aviation or coronary risks;

c)	external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

4.	We have retained an amount less than our stated quota share percentage limit.

5.	The policy is a result of a conversion from group insurance, unless you agree in writing otherwise.

6.	The life to be reinsured is not a permanent resident of the United States, its territories, or Canada.

EXHIBIT C - Amended

(Effective March 3, 2000)

REINSURANCE RATES AND ALLOWANCES

I.	RATES AND ALLOWANCES FOR LIFE REINSURANCE

[redacted]

II.	POLICY FEE

No policy fee will be charged.

III.	RATES FOR SUBSTANDARD TABLE RATINGS

For substandard risks issued with table ratings, the allowances will be the same as those for the basic death benefit.

IV.	RATES AND ALLOWANCES FOR FLAT EXTRA RATINGS

Substandard risks issued with flat extra ratings will be coinsured. We will pay you the appropriate portion of the flat extra premium charged the insured less an allowance that is determined by the duration of the flat extra premium. Allowances for flat extra premiums payable for more than five years will be the same as those for the basic death benefit. Allowances for flat extra premiums payable for five years or less will be ten percent in all years.

EXHIBIT C - Amended - Continued

(Effective March 3, 2000)

V.	RATES AND ALLOWANCES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

VI.	RATES FOR ACCIDENTAL DEATH BENEFIT Accidental Death Benefits are not reinsured under this Agreement.

VII.	PREMIUM TAXES

You will not reimburse premium taxes for reinsurance ceded under this Agreement.

VIII.	RECAPTURE PERIOD

Recapture will be allowed after ten years.

IX.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, “conversions” will mean continuations, rollovers and/or conversions. The policy being converted to may be issued by Phoenix Life Insurance Company, or any of its’ subdsidiaries.

When the conversion is from a single life policy originally issued on a term product or rider covered under this Agreement to a single life policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those single life rates shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis.

When the conversion is from two single life policies originally issued on a term product or rider covered under this Agreement to a joint second to die policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those second to die rates shown in this Exhibit, and will be based on the original issue age for each of the insureds. Duration for the converted policy will be that of the most recently issued single life policy involved in the conversion, (i.e. point-in-scale basis.)

When the conversion is from a single life policy originally issued on a term product or rider covered under this Agreement to a first to die policy, and when there is no new underwriting involved at time of conversion, the rates charged will be those single life rates shown in this Exhibit, and will be based on the original issue age of the insured and the current duration of the original policy at the time of the conversion, i.e. point-in-scale basis. Reinsurance coverage under this Agreement will only apply to the insured(s) whose original policy was covered under this Agreement.

EXHIBIT C - Amended - Continued

(Effective March 3, 2000)

[redacted]

EXHIBIT C - Amended - Continued

(Effective March 3, 2000)

[redacted]

AMENDMENT #3 Effective December 1, 2001

to the

AUTOMATIC REINSURANCE AGREEMENT No. 3027

EFFECTIVE March 3, 2000

between

PHOENIX LIFE INSURANCE COMPANY &

PHOENIX LIFE AND ANNUITY COMPANY

(hereinafter called “We, Us, Our”)

and

ANNUITY & LIFE REASSURANCE, LTD., Hamilton, Bermuda

(hereinafter called “You or Your”)

I.	SUPPLEMENT TO ARTICLE XII - LETTER OF CREDIT

Effective December 1, 2001, The following shall be added to the end of Article XII - “Letter of Credit”

We agree to allow you to substitute Trust funds, in accordance with a mutually agreed upon Trust Agreement, for the Letter of Credit obligations under this Agreement, provided We have rendered written approval in advance to such substitution. You will seek approval to the substitution of funds, whether Trust funds for LOC obligations or LOC obligations for Trust funds, with at least 30 days notice before such substitution. We shall negotiate any requested transfers in good faith and shall not unreasonably or arbitrarily withhold such approval.

Whereas we enter into a Trust Agreement, both parties hereby agree as follows:

a.	You shall enter into a Trust Agreement to establish a trust account securing the amounts recoverable under this reinsurance Agreement. You will deposit into the trust on or before a date agreed to by both parties assets that cause the market value of the trust to meet or exceed the amounts recoverable applicable to this Agreement, as provided by us. In addition, as provided by the Trust Agreement, You shall make future additional deposits into the trust so as to cause the market value of the trust assets to meet or exceed the amounts recoverable under this reinsurance Agreement.

b.	The assets deposited in the trust account shall be valued according to their current fair market value, and shall consist of only those instruments detailed within the Trust Agreement, provided that such investments are issued by an institution that is not a parent, subsidiary, or an affiliate of either You or Us.

c.	You shall, prior to depositing assets with the Trustee, execute assignments, endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignments, in order that we may, whenever necessary, negotiate any such assets without consent or signature from you or any other entity.

d.	All settlements of account between both parties shall be made in cash or its equivalent.

e.	Both parties agree that the assets in the trust account may be drawn upon at any time, notwithstanding any other provisions in this Agreement, and be utilized and applied by Us or any successor by operation of law of Us including, without limitation, any liquidator, rehabilitator, receiver or conservator, for the following purposes:

i.	To reimburse Us for Your share of premiums returned to the owners of policies reinsured under this Agreement on account of cancellation of such policies;

ii.	To reimburse Us for Your share of benefits or losses paid by Us under the terms and provisions of the policies reinsured under this Agreement;

iii.	To fund an account with Us in an amount at least equal to the deduction for reinsurance ceded from the liabilities for policies ceded under this Agreement. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), and reserves for loss adjustment expenses; and

iv.	To pay any other amounts We claim are due under this Agreement.

All of the foregoing will be applied without diminution because of insolvency on the part of either party.

We agree to return to you any amounts withdrawn which are in excess of the actual amounts required for i, ii, and iii above, or in the case of iv, such amounts that are in excess of the amounts ultimately determined to be due under this Agreement. In addition, We shall make interest payments to You on amounts held pursuant to item (iii) above. The rate of interest charged will be equal to the Prime Rate of interest as published in the Wall Street Journal. The Prime Rate shall be determined on the first business day of each month in which interest is payable.

f.	You shall have the right to seek approval from Us to withdraw from the trust account all or any part of the assets contained therein and transfer such assets to you, provided that after such withdrawal and transfer, the market value of the trust account is no less than one hundred and two percent (102%) of the amounts recoverable.

g.	Thirty days prior to the end of each calendar quarter, We will provide You the information necessary for You to maintain the trust with sufficient balance to support such items listed in (e), above. The cost for establishing and maintaining the trust will be borne by You.

II.	All provisions of the Reinsurance Agreement not specifically modified herein shall remain unchanged.

IN WITNESS of the above, both parties have executed this Amendment in duplicate as follows:

PHOENIX LIFE INSURANCE COMPANY		ANNUITY & LIFE REASSURANCE, LTD

By:		By:
Title:	SVP	Title:	VP
Date:	Dec. 13, 2002	Date:	12/18/2001

By:	By:
Title:	Title:	VP & Chief Actuary
Date:	Date:	12/18/2001

PHOENIX LIFE AND ANNUITY COMPANY

By:
Title:	SVP
Date:	Dec. 13, 2001

By:
Title:
Date:

AMENDMENT No. 2

to the

AUTOMATIC REINSURANCE AGREEMENT NO. 3027
EFFECTIVE March 3, 2000

between

PHOENIX LIFE INSURANCE COMPANY
(formerly known as Phoenix Home Life Mutual Insurance Company)
of
East Greenbush, New York

and

PHOENIX LIFE AND ANNUITY COMPANY
of
Hartford, Connecticut
Collectively as Ceding Company

and

ANNUITY AND LIFE REASSURANCE, LTD.
of
Hamilton, Bermuda
as Reinsurer

Exhibit-C is hereby replaced with the attached Exhibit-C-Amended, effective July 16, 2001. This Amendment reflects the change in rates to be used, due to the change in our underwriting point system. These rates are to be used on policies with issue dates on or after July 16, 2001.

All other terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates indicated with an effective date of July 16, 2001.

Phoenix Life Insurance Company		Annuity And Life Reassurance, LTD.

Approved By:		Approved By:
Title:	SVP	Title:	VP
Date:	12/3/01	Date:	12/10/2001

EXHIBIT C - Amended
(Effective July 16, 2001)

REINSURANCE RATES AND ALLOWANCES

I.	RATES AND ALLOWANCES FOR LIFE REINSURANCE

[redacted]

II.	POLICY FEE

No policy fee will be charged.

III.	RATES FOR SUBSTANDARD TABLE RATINGS

For substandard risks issued with table ratings, the allowances will be the same as those for the basic death benefit.

IV.	RATES AND ALLOWANCES FOR FLAT EXTRA RATINGS

Substandard risks issued with flat extra ratings will be coinsured. We will pay you the appropriate portion of the flat extra premium charged the insured less an allowance that is determined by the duration of the flat extra premium. Allowances for flat extra premiums payable for more than five years will be the same as those for the basic death benefit. Allowances for flat extra premiums payable for five years or less will be ten percent in all years.

EXHIBIT C - Amended - Continued
(Effective July 16, 2001)

V.	RATES AND ALLOWANCES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

VI.	RATES FOR ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

VII.	PREMIUM TAXES

You will not reimburse premium taxes for reinsurance ceded under this Agreement.

VIII.	RECAPTURE PERIOD

Recapture will be allowed after ten years.

IX.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, “conversions” will mean continuations, rollovers, exchanges and/or internal replacements. Conversions of policies originally reinsured under this Agreement to plans issued by Phoenix Home Life Mutual Insurance Company or Phoenix Life and Annuity Company will continue to be reinsured under this Agreement. Any such conversions will continue on a YRT basis at original issue age of the insured and current duration of the original policy. The following factors will be applied to the 1975-80 Select and Ultimate Basic ANB Table and the Society of Actuaries extension for issue ages above 70 for converted policy’s.

Advantage Premier	32%
Advantage Select	40%
Advantage	50%
Standard	95%

Conversions of policies originally reinsured under this Agreement to plans issued by Phoenix Variable Life Insurance Company will be considered terminations and will no longer be reinsured under this Agreement as of the date of conversion. Such conversions will be placed under the appropriate reinsurance agreement as new business.

X.	EXPERIENCE REFUND

Reinsurance under this Agreement is not eligible for an Experience Refund.

XI.	REENTRIES

Administration of reentries will be on the same basis as used for the underlying policy on which reinsurance is based.

AMENDMENT No. 1

to the

AUTOMATIC REINSURANCE AGREEMENT NO. 3027
EFFECTIVE March 3, 2000

between

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
of
East Greenbush, New York

and

PHOENIX LIFE AND ANNUITY COMPANY
of
Hartford, Connecticut

Collectively as Ceding Company

and

ANNUITY AND LIFE REASSURANCE, LTD.
of
Hamilton, Bermuda

as Reinsurer

Exhibit-A and Exhibit-C are hereby replaced with the attached amended pages, effective August 7, 2000. The Exhibit-A-Amended and Exhibit-C-Amended reflect the increase in the Automatic Binding Limits to $30,000,000.

All terms, provisions and conditions of this Agreement will continue unchanged except as specifically revised in this Amendment.

This Amendment is signed in duplicate at the dates indicated with an effective date of August 7, 2000.

Phoenix Home Life Mutual Insurance Company		Annuity And Life Reassurance, LTD.

Approved By:		Approved By:
Title:	SVP	Title:	Vice President
Date:	4/9/01	Date:	April 20, 2001

EXHIBIT A - Amended
(Effective August 7, 2000)

REINSURANCE COVERAGE

I.	REINSURANCE COVERAGE

For policies issued under Phoenix Life and Annuity Company, we will retain 10% and cede 90% of each risk on a first dollar quota share basis, for each risk not submitted on a facultative basis, up to the Automatic Acceptance Limit shown in Section III below, on Death Benefits on Phoenix Executive Series - 10 (PES-10) policies that we issue directly.

For policies issued under Phoenix Home Life Mutual Insurance Company, we will retain 20% and cede 80% of each risk on a first dollar quota share basis, for each risk not submitted on a facultative basis, up to the Automatic Acceptance Limit shown in Section III below, on Death Benefits on Phoenix Executive Series - 10 (PES-10) policies that we issue directly.

Reinsurance coverage will provide neither cash surrender values or loan values.

II.	RETENTION LIMITS

A.	DEATH BENEFIT

For policies issued by Phoenix Life and Annuity Company and ceded on an automatic basis, we will retain 10% of each policy up to a maximum of $3,000,000.

For policies issued by Phoenix Home Life Mutual Insurance Company and ceded on an automatic basis, we will retain 20% of each policy up to a maximum of $6,000,000.

B.	WAIVER OF PREMIUM DISABILITY

Not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFITS

Not reinsured under this Agreement.

EXHIBIT A - Amended-Continued
(Effective August 7, 2000)

III.	AUTOMATIC ACCEPTANCE LIMITS

A.	DEATH BENEFIT

For policies issued by Phoenix Life and Annuity Company to insureds aged 18 through 65 and rated Standard to Table F, you will accept automatically 22.5% of each risk up to a maximum of $6,750,000. For the purposes of this Agreement, the maximum binding amount in all companies for policies issued by Phoenix Life and Annuity Company is $30,000,000. The binding limits include our retention.

For policies issued by Phoenix Home Life Insurance Company to insureds aged 18 through 65 and rated Standard to Table F, you will accept automatically 20% of each risk up to a maximum of $6,000,000. For the purposes of this Agreement, the maximum binding amount in all companies for policies issued by Phoenix Home Life Insurance Company is $30,000,000. The binding limits include our retention.

B.	WAIVER OF PREMIUM

Not reinsured under this Agreement

C.	ACCIDENTAL DEATH BENEFIT

Not reinsured under this Agreement.

VI.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE Automatic reinsurance will not be available in the following situations:

1.	The policy has been submitted on a facultative, facultative obligatory or initial inquiry basis to you or to any other reinsurer;

2.	The risk is categorized as a “Jumbo Risk”, where the underwriting papers indicate that the total life insurance in force and applied for in all companies on the insured’s life exceeds $50,000,000.

EXHIBIT A - Amended - Continued
(Effective August 7, 2000)

IV.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE (Continued)

3.	The policy is part of any special program that we offer, including;

a)	experimental or limited retention programs, including but not limited to cancer, diabetes;

b)	aviation or coronary risks;

c)	external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

4.	We have retained an amount less than our stated quota share percentage limit.

5.	The policy is a result of a conversion from group insurance, unless you agree in writing otherwise.

6.	The life to be reinsured is not a permanent resident of the United States, its territories, or Canada.

EXHIBIT C - Amended
(Effective August 7, 2000)

REINSURANCE RATES AND ALLOWANCES

I.	RATES AND ALLOWANCES FOR LIFE REINSURANCE

[redacted]

II.	POLICY FEE

No policy fee will be charged.

III.	RATES FOR SUBSTANDARD TABLE RATINGS

For substandard risks issued with table ratings, the allowances will be the same as those for the basic death benefit.

IV.	RATES AND ALLOWANCES FOR FLAT EXTRA RATINGS

Substandard risks issued with flat extra ratings will be coinsured. We will pay you the appropriate portion of the flat extra premium charged the insured less an allowance that is determined by the duration of the flat extra premium. Allowances for flat extra premiums payable for more than five years will be the same as those for the basic death benefit. Allowances for flat extra premiums payable for five years or less will be ten percent in all years.

V.	RATES AND ALLOWANCES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

EXHIBIT C - Amended - Continued
(Effective August 7, 2000)

VI.	RATES FOR ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

VII.	PREMIUM TAXES

You will not reimburse premium taxes for reinsurance ceded under this Agreement.

VIII.	RECAPTURE PERIOD

Recapture will be allowed after ten years.

IX.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, “conversions” will mean continuations, rollovers, exchanges and/or internal replacements. Conversions of policies originally reinsured under this Agreement to plans issued by Phoenix Home Life Mutual Insurance Company or Phoenix Life and Annuity Company will continue to be reinsured under this Agreement. Any such conversions will continue on a YRT basis at original issue age of the insured and current duration of the original policy. The following factors will be applied to the 1975-80 Select and Ultimate Basic ANB Table and the Society of Actuaries extension for issue ages above 70 for converted policy’s.

Advantage Premier	32%
Advantage Select	40%
Advantage	50%
Standard	95%

Conversions of policies originally reinsured under this Agreement to plans issued by Phoenix Variable Life Insurance Company will be considered terminations and will no longer be reinsured under this Agreement as of the date of conversion. Such conversions will be placed under the appropriate reinsurance agreement as new business.

X.	EXPERIENCE REFUND

Reinsurance under this Agreement is not eligible for an Experience Refund.

XI.	REENTRIES

Administration of reentries will be on the same basis as used for the underlying policy on which reinsurance is based.

AUTOMATIC COINSURANCE AGREEMENT NO. 3027
EFFECTIVE MARCH 3, 2000

between

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
of
East Greenbush, New York

and

PHOENIX LIFE AND ANNUITY COMPANY
of
Hartford, Connecticut

Collectively as Ceding Company

and

ANNUITY AND LIFE REASSURANCE, LTD.
of
Hamilton, Bermuda

as Reinsurer

TABLE OF CONTENTS

Article I	Scope of the Agreement Parties to the Agreement Effective Date of the Agreement Entire Agreement Duration of the Agreement	Page 1

Article II	Reinsurance Coverage Automatic Reinsurance Facultative Reinsurance Basis of Reinsurance	Page 2

Article III	Procedures	Page 3

Article IV	Liability	Page 3

Article V	Reinsurance Premium Rates and Payments Tax Reimbursements Experience Refund	Page 4

Article VI	Changes to the Reinsurance Errors and Oversights Misstatement of Age or Sex Changes to the Policy Reductions, Terminations and Reinstatements	Page 7

Article VII	Recapture	Page 9

Article VIII	Claims	Page 10

Article IX	Arbitration	Page 12

Article X	Insolvency	Page 14

Article XI	Inspection of Records	Page 15

Article XII	Letter of Credit	Page 15

Article XIII	Confidentiality	Page 16

Article XIV	Miscellaneous	Page 18

Article XV	Execution of the Agreement	Page 19

EXHIBITS

Exhibit A	Reinsurance Coverage
Retention Limits
Automatic Acceptance Limits
Exclusions to Automatic Reinsurance Coverage, including Jumbo Limits

Exhibit B	Reinsurance Administration

Exhibit C	Rates and Allowances, including Net Amount at Risk Calculation

Exhibit D	Temporary Insurance Receipt Liability

ARTICLE I - SCOPE OF THE AGREEMENT

1.	Parties to the Agreement

The parties to this Agreement are Phoenix Home Life Mutual Insurance Company and Phoenix Life and Annuity Company (collectively referred to as ceding company, we, us and our) and Annuity and Life Reassurance, LTD (as reinsurer referred to as you and your). The parties mutually agree to transact reinsurance according to the terms of this Agreement. This Agreement is for indemnity reinsurance and you and we are the only two parties to the Agreement. There will be no right or legal relationship whatsoever created by this Agreement in any other person having an interest of any kind in policies that are reinsured under this Agreement.

2.	Effective Date of the Agreement

This Agreement will go into effect at 12:00 A.M., March 3, 2000, and will cover policies effective on and after that date.

3.	Entire Agreement

The text of this Agreement and all Exhibits, Schedules and Amendments constitute the entire agreement between the parties. There are no other understandings or agreements between us regarding the policies reinsured other than as expressed in this Agreement.

4.	Modification of the Agreement

The parties may modify this Agreement, only by means of a written amendment to this Agreement which has been signed by all parties.

5.	Duration of the Agreement

The duration of this Agreement will be unlimited. However, either party may terminate the Agreement for new issues at any time by giving the other ninety days prior written notice. You will continue to accept new reinsurance during the ninety-day period.

Existing reinsurance will not be affected by the termination of this Agreement for new reinsurance. Existing reinsurance will remain in force until the termination or expiry of the policy on which reinsurance is based, as long as we continue to pay reinsurance premiums as shown in Article V (Reinsurance Premium Rates and Payment). However, you will not be held liable for any claims or premium refunds which are not reported to you within one hundred eighty days following the termination or expiry of the last cession reinsured under this Agreement.

ARTICLE II - REINSURANCE COVERAGE

1.	Automatic Reinsurance

You will accept automatically reinsurance of death benefits on our individually underwritten ordinary life policies on any permanent resident of the United States or Canada, in agreement with the provisions and limitations shown in Exhibit A (Reinsurance Coverage).

You will also accept automatically reinsurance of riders and supplementary benefits written with the covered death benefits, but only to the extent that we specifically list the riders and supplementary benefits in Exhibit A, Part I.

We have the right to modify our quota share percentage shown in Exhibit A, Part II at any time. If our quota share percentage is reduced as a result of the modification, we will notify you in writing before you are required to reinsure the increase in your quota share percentage caused by our reduced quota share percentage. We will prepare a treaty amendment which both parties will sign as evidence of your agreement to the reduction in our quota share percentage and the increase in your quota share percentage.

You have the right to amend the Automatic Acceptance Limits shown in Exhibit A, Part III if we modify our quota share percentage. You also may reserve the right to modify the Automatic Acceptance Limits if we elect to participate in another arrangement(s) to secure additional automatic binding capacity.

2.	Facultative Reinsurance

If we wish to submit a risk not covered automatically under this Agreement, or if we wish your advice on any application, we may submit and you will consider the risk on a facultative basis.

3.	Basis of Reinsurance

Reinsurance under this Agreement will be on a Coinsurance basis for the portion of the original policy that is reinsured with you.

Riders or supplementary benefits ceded with death benefits will be reinsured as shown in Exhibit C.

ARTICLE III - PROCEDURES

1.	Automatic Reinsurance

Individual notification for the placement of automatic reinsurance will not be necessary. Subject to Article V (Reinsurance Premium Rates and Payments) and Exhibit B (Reinsurance Administration), new business or changes to existing reinsurance will be shown on our periodic billing report.

2.	Facultative Reinsurance

When we wish to submit a risk for facultative consideration, we will send you a reinsurance application form along with copies of all the information we have regarding the insurability of the risk. You will review the information and notify us of your decision promptly.

After you have given us your unconditional offer to reinsure a risk, we will confirm in writing our acceptance of your offer and the placement of the reinsurance. Our confirmation must be sent on or before the expiration date you specify in your offer to reinsure.

We may request an extension of the expiration period shown in your offer, by written request. If you agree, you will give us written confirmation of the extension. Any such extension will terminate automatically, if not previously accepted by us, on the expiration date shown on the extension.

3.	Policy Expenses

We will bear the expenses of all medical examinations, inspection fees and other charges incurred in connection with reinstatements or reentries.

4.	Reference Materials

Upon request we will provide you with any reference materials which you may require for proper administration of cessions under this Agreement.

ARTICLE IV - LIABILITY

1.	Automatic Reinsurance

Your liability for cessions ceded automatically under this Agreement will begin and end simultaneously with our liability for the policy on which reinsurance is based, subject to the Agreement effective date shown in Article I (Scope of the Agreement), Section 2.

ARTICLE IV - LIABILITY (Continued)

2.	Facultative Reinsurance

Your liability for facultative reinsurance which you offer and which we accept will begin and end simultaneously with our liability for the policy on which reinsurance is based.

3.	Continuation of Liability

Continuation of your liability is conditioned on our payment of reinsurance premiums as provided in Article V (Reinsurance Premium Rates and Payments) and is subject to Article VI (Changes to the Reinsurance) and Article VII (Recapture).

4.	Temporary Insurance Receipt Liability

Your liability for losses under the terms of a Temporary Insurance Receipt is shown in Exhibit D (Temporary Insurance Receipt Liability).

ARTICLE V - REINSURANCE PREMIUM RATES AND PAYMENTS

1.	Reinsurance Rates

Reinsurance premium rates that we will pay you for business reinsured under this Agreement are based on our current gross premiums less allowances. Both the premiums and the allowances are shown in Exhibit C.

Procedures and details of reinsurance rate calculation for any benefits or riders ceded under this Agreement are shown in Exhibit C.

All financial transactions under this Agreement will be in United States dollars, unless we mutually agree in writing to use other currencies. Specifications of the currencies and details of currency conversion procedures will be shown in Exhibit C if necessary.

ARTICLE V - REINSURANCE PREMIUM RATES AND PAYMENTS (Continued)

2.	Payments

We will self-administer the periodic reporting of our statements of account and payment of balances due to you as shown in Exhibit B.

Within thirty days after the close of each reporting period, we will send you a statement of account for that period along with payment of the premium due. If the statement of account shows a net balance due us, you will remit that amount to us within thirty days of your receipt of the statement of account.

Our timely payment of reinsurance premiums is a condition precedent to your continued liability. If we have not paid the balance due you by the thirty-first day following the close of the reporting period, you have the right to give us thirty days’ written notice of your intention to terminate the reinsurance on which the balance is due and unpaid. At the end of this thirty-day period, your liability will automatically terminate for all reinsurance on which balances remain due and unpaid, (the “termination date”). Even though you have terminated the reinsurance, we will continue to be liable for the payment of unpaid premium balances through the termination date, along with interest charges calculated from the due date shown above to the date of payment. The interest rate payable will be the same that we charge for delinquent premiums on our individual life insurance policies.

We may reinstate reinsurance terminated for non-payment of premium at any time within sixty days of the termination date, by paying you all premium and interest charged in full. However, you will have no liability for claims incurred between the termination date and the reinstatement date.

3.	Tax Reimbursements

A.	Premium Tax

Details of any reimbursement of premium taxes that we pay on behalf of reinsurance payments to you are shown in Exhibit C, Section VII (Premium Taxes).

ARTICLE V - REINSURANCE PREMIUM RATES AND PAYMENTS (Continued)

3.	Tax Reimbursements (Continued)

B.	Provision for Bermuda Domiciled Company

a.	All applicable Federal Excise Taxes assessed to, and paid by, us relative to you portion of the reinsurance risks under this Agreement will be reimbursed by you to us.

b.	The impact of the timing of the DAC Tax payments made by us as a result of ANNUITY & LIFE RE being a BERMUDA domiciled reinsurer and not a U.S. domiciled reinsurer will be paid by you. The approach used is as follows:

Proxy DAC Tax payments will be made between you and us as a part of the regular periodic reporting. The payments, which will be calculated according to the formulas shown below, are intended to economically mirror a reinsurance transaction between CEDING COMPANY and a United States domiciled reinsurance company.

Definitions:	NC(Y) = Net Consideration in calendar year Y

AC(Y) = Amount Capitalized in calendar year Y

AMORT(Y) = Amount Amortized in calendar year Y

DAC(Y) = Proxy DAC Tax Payment in calendar year Y

Net Consideration in calendar year Y, NC(Y), equals the Net Cash Flow exclusive of the Proxy DAC Tax Payment in calendar year Y and equals Reinsurance Premiums - Reinsurance Allowances - Claim Recoverables - Excise Tax Reimbursement

Amount Capitalized in calendar year Y, AC(Y), equals

.077 times NC(Y)

Amount Amortized in calendar year Y, AMORT(Y), equals

.05 times AC(Y) + .10 times AC(Y-l) + .10 times AC(Y-2) + . . . +

.10 times AC(Y-8) + .10 times AC(Y-9) + .05 times AC(Y-10)

Proxy DAC Tax Payment for calendar year Y, DAC(Y), equals

.35 times ( AC(Y) minus AMORT(Y) )

If DAC(Y) is positive, it is payable to CEDING COMPANY.

If DAC (Y) is negative, it is payable to ANNUITY & LIFE RE.

ARTICLE V - REINSURANCE PREMIUM RATES AND PAYMENTS (Continued)

4.	Experience Refund

Details of any Experience Refund payable to us will be shown in Exhibit C, Section X (Experience Refund).

ARTICLE VI - CHANGES TO THE REINSURANCE

1.	Errors and Oversights

If either party fails to comply with any of the provisions of this Agreement because of an unintentional oversight or misunderstanding, the status of this Agreement will not be changed. The parties will be restored to the position they would have occupied had no such oversight nor misunderstanding occurred.

2.	Misstatement of Age or Sex

If the misstatement of the age or sex of a reinsured life causes an increase or reduction in the amount of insurance in the policy, the parties will share in the change in proportion to the original liabilities as of the time the policy was issued.

3.	Changes to the Policy

a)	All changes - If any change is made to the policy, the reinsurance will change accordingly. We will notify you of the change and the appropriate premium adjustment on our periodic statement of account.

b)	Increases - If the amount at risk increases because of a change in the policy, we will need your approval only if the increase causes the amount reinsured to exceed the Automatic Acceptance Limits shown in Exhibit A, Part III. If your approval is necessary, we will send you copies of all papers relating to the change in coverage.

c)	Extended Term and Reduced Paid-Up Insurance - If any policy reinsured under this Agreement converts to Extended Term Insurance or Reduced Paid-Up Insurance, the net amount at risk reinsured will be adjusted as appropriate and reinsurance will be continued in accordance with the continuing provisions of the underlying policy. Reinsurance payments for the adjusted policy will be calculated on the basis of the original issue age of the insured and the duration of the original policy at the time the adjustment became effective, i.e. point-in-scale basis.

ARTICLE VI - CHANGES TO THE REINSURANCE (Continued)

4.	Reductions, Terminations and Reinstatements

If any part of the coverage on a life reinsured under this Agreement is reduced or terminated, the amount reinsured will also be reduced or terminated to the extent that we will continue to maintain our appropriate quota share percentage as shown in Exhibit A. We will not be required to assume amounts in excess of the quota share percentage that was in force when the affected policy or policies were issued.

If a policy reinsured under this Agreement is lapsed or terminated, the reinsurance of such policy will also terminate. If a policy automatically reinsured lapses and is reinstated in accordance with our standard rules and procedures, reinsurance for the amount at risk effective at the time of the lapse will be reinstated automatically at the date of reinstatement of the policy. We will notify you of the reinstatement on our periodic statement of account. We will send you copies of reinstatement papers only upon request.

We have the authority to reinstate a policy reinsured under this Agreement on a facultative basis without your prior approval when:

a)	we have kept our full quota share percentage on the policy; and

b)	the reinsured amount falls within the automatic acceptance limits shown in Exhibit A.

Otherwise, we will need your prior review and approval for reinstatement of any facultative reinsurance. We will send you prompt written notice of our intention to reinstate the policy along with copies of the reinstatement papers required by our standard rules and procedures. The reinsurance will be reinstated at the same time as the policy, subject to your written approval of the reinstatement.

We will notify you of all reinstatements on our periodic statement of account and we will pay all reinsurance payments due from the date of reinstatement to the date of the current statement of account, including a proportionate share of any interest collected. Thereafter, reinsurance payments will be in accordance with Article V (Reinsurance Premium Rates and Payments).

ARTICLE VII - RECAPTURE

1.	Basis of Recapture

If we increase our quota share percentage shown in Exhibit A, we may make a corresponding reduction in eligible reinsurance cessions. Policies are eligible for recapture if:

a)	we have maintained the stated quota share percentage limit shown in Exhibit A. Policies on which we retained a less than our quota share percentage will not be eligible for recapture unless we are partially or fully retained on the insured life in a prior policy;

b)	the policy has been in force under this Agreement for the Recapture Period shown in Exhibit C, Section VIII. The recapture period will always be measured from the original policy issue date.

2.	Method of Recapture

If we give you written notice of our intention to recapture due to an increase in our quota share percentage, we will do so within ninety days of the effective date of our quota share percentage increase. However, the prior sentence not withstanding, we may elect to recapture at a later date, provided we give you written notice before we begin the recapture.

When we have given you written notice of our intent to recapture, and the date that we will begin the process of recapture:

a)	All eligible policies will be recaptured;

b)	The effective date of the recapture will be the next anniversary date of each eligible policy;

c)	Reinsurance on each eligible policy will be reduced by an amount that will increase our quota share percentage to the current limit set forth in Exhibit A. If we increase our stated quota share percentage shown in Exhibit A, the percentage of the risk reinsured will reduce proportionately. If reinsurance was placed with more than one reinsurer, each reinsurer’s percentage will be reduced in the same proportion that each reinsurer’s original percentage bore to the total percentage reinsured.

ARTICLE VII - RECAPTURE

2.	Method of Recapture

If we omit or overlook the recapture of any eligible policy or policies, your acceptance of reinsurance premiums after the date the recapture would have taken place will not cause you to be liable for the amount of the risk that would have been recaptured. You will be liable only to refund any such reinsurance premiums received, without interest.

Quota share percentage increases due to our purchase by or purchase of another company, or our merger, assumption or any other affiliation with another company shall not be recognized for recapturing purposes under this article for a period of no less than five years from the effective date of such merger or acquisition.

ARTICLE VIII - CLAIMS

1.	Notice of Claim

Claims will be reported and administered on a bulk basis. We will give you notification of all incurred and settled claims on our monthly statement of account. Claim payments will be applied against premium payments. If the amount of claim payment due exceeds the amount of premium payment due you, you will remit the balance due us within thirty days of your receipt of the statement of account.

2.	Settlement of Claims

You will accept our good faith decision in settling any claim except as specified in this Article.

You will be consulted and provided with claim documentation for all contestable claims with face amounts in excess of $1,000,000; but only where we elect to deny, rescind or reduce the claim payment for contestable claims with face amounts of $1,000,000 and under. We will provide notification on our monthly claims reports for non-contestable claims and for rescissions of policies where the insured is still alive. However, your consultation rights will not impair our freedom to determine the proper action on and settlement of the claim.

Our claim settlements will be administered according to the standard procedures we apply to all claims, whether reinsured or not.

ARTICLE VII - CLAIMS (Continued)

3.	Claim Expenses

Except as provided in Article VIII, Section 4, you will pay your proportionate share of the following expenses arising out of the settlement or litigation of a claim, providing that the expenses are reasonable:

a)	investigative expenses;

b)	attorneys’ fees;

c)	penalties and interest imposed automatically by statute and rising solely out of a judgement rendered against us in a suit for policy benefits;

d)	interest paid to the claimant on death benefit proceeds according to our practices and either at the same rate that we use, or at the rate prescribed by state law.

Your share of claim expenses will be in the same proportion that your original liability bears to our original liability.

We will be responsible for payment of the following claim expenses:

a)	routine administrative expenses for the home office or elsewhere, including our employees’ salaries;

b)	expenses incurred in connection with any dispute or contest arising out of a conflict in claims of entitlement to policy proceeds or benefits which we admit are payable.

4.	Contested Claims

We will promptly notify you in writing by mail, e-mail or facsimile, if we intend to contest, compromise or litigate a claim covered by this Agreement. If you prefer not to participate in the contest, you will notify us of your decision within fifteen days of your receipt of all documents requested, and you will immediately pay us the full amount of reinsurance due. Once you have paid your reinsurance liability, you will not be liable for any legal and/or investigative expenses and you will have no further liability for expenses associated with the contest, compromise or litigation, as further examined in this Article.

When you elect to participate in a contest, compromise or litigation involving reinsurance, we will give you prompt notice of the beginning of any legal proceedings involving the contested policy. We will promptly furnish you with copies of all documents pertaining to a lawsuit or notice of intent to file a lawsuit by any of the claimants or parties to the policy.

You will share in the payment of legal or investigative expenses relating to a contested claim in the same proportion as your liability bears to our liability.

ARTICLE VIII - CLAIMS (Continued)

4.	Contested Claims (continued)

If our contest, compromise or litigation results in a reduction in the liability of the contested policy, you will share in the reduction in the same proportion that the amount of reinsurance bore to the amount payable under the terms of the policy on the date of death of the insured.

5.	Extra Contractual Damages

You will not held be liable for nor will you pay any extra-contractual damages, including but not limited to consequential, compensatory (other than policy benefits), exemplary or punitive damages which are awarded against us or which we pay voluntarily, in settlement of a dispute or claim where damages were awarded as the result of any direct or indirect act, omission or course of conduct undertaken by us, our agents or representatives, in connection with any aspect of the policies reinsured under this Agreement.

You recognize that special circumstances may arise in which you should participate to the extent permitted by law in certain assessed damages. These circumstances are difficult to describe or define in advance but could include those situations in which you were an active party in the act, omission or course of conduct which ultimately resulted in the assessment of the damages. The extent of your participation is dependent upon a good-faith assessment of the relative responsibility for the acts, omissions or conduct in each case; but all factors being equal, the division of any such assessment will generally be in the same proportion of the net liability accepted by each party. If such circumstances arise, we will seek your opinion before we proceed to include you in participation of these damages.

ARTICLE IX - ARBITRATION

1.	Basis for Arbitration

The parties to this Agreement understand and agree that the wording and interpretation of this Agreement is based on the usual customs and practices of the insurance and reinsurance industry. While the parties agree to act in good faith in our dealings with each other, it is understood and recognized that situations may arise in which agreement cannot be reached.

In the event that the parties cannot resolve any dispute to their mutual satisfaction, the dispute will first be subject to good-faith negotiation as described below in an attempt to resolve the dispute without the need to institute formal arbitration proceedings.

ARTICLE IX - ARBITRATION (Continued)

2.	Negotiation

Within ten days after one of the parties has given the other the first written notification of the specific dispute, each party will appoint a designated officer to attempt to resolve the dispute. The officers will meet at a mutually agreeable location as early as possible and as often as necessary, in order to gather and furnish the other with all appropriate and relevant information concerning the dispute. The officers will discuss the problem and will negotiate in good faith without the necessity of any formal arbitration proceedings. During the negotiation process, all reasonable requests made by one officer to the other for information will be honored. The specific format for such discussions will be decided by the designated officers.

If the officers cannot resolve the dispute within thirty days of their first meeting, it is agreed that the dispute will be submitted to formal arbitration. However, the parties may agree in writing to extend the negotiation period.

3.	Arbitration Proceedings

No later than fifteen days after the final negotiation meeting, the officers taking part in the negotiation will give written confirmation that they are unable to resolve the dispute and that they recommend establishment of formal arbitration.

An arbitration panel consisting of three past or present officers of life insurance or reinsurance companies not affiliated with any of the parties in any way will settle the dispute. The party seeking arbitration will appoint one arbitrator and give notice of such appointment to the other party, who must appoint its arbitrator within 30 days of receiving such notice. If the notified party does not select its arbitrator by the expiration of the 30 days, the party giving notice may appoint a second arbitrator. The two arbitrators will select a third. If the two arbitrators cannot agree on the choice of a third, the choice will be made by the Chairman of the American Arbitration Association.

The arbitration proceedings will be conducted according to the Commercial Arbitration Rules of the American Arbitration Association which are in effect at the time the arbitration begins.

The arbitration will take place in Hartford, Connecticut unless mutually agreed otherwise.

ARTICLE IX - ARBITRATION (Continued)

3.	Arbitration Proceedings (continued)

Within sixty days after the beginning of the arbitration proceedings the arbitrators will issue a written decision on the dispute and a statement of any award to be paid as a result. The decision will be based on the terms and conditions of this Agreement as well as the usual customs and practices of the insurance and reinsurance industry, rather than on strict interpretation of the law. The decision will be final and binding and there will be no further appeal, except that either party may petition any court having jurisdiction regarding the award rendered by the arbitrators.

The parties may agree to extend the appointment or the arbitrators periods set forth in this Article. Unless otherwise decided by the arbitrators, the parties will share equally in all expenses resulting from the arbitration, including the fees and expenses of the arbitrators, except that each party will be responsible for its own attorneys’ fees.

ARTICLE X - INSOLVENCY

1.	If we are judged insolvent, you will pay all reinsurance under this Agreement directly to us, our liquidator, receiver or statutory successor on the basis of your liability under the policy or policies reinsured without decrease because of our insolvency. It is understood, however, that in the event of our insolvency the liquidator, receiver or statutory successor will give you written notice of a pending claim on a policy reinsured within a reasonable time after the claim is filed in the insolvency proceedings. While the claim is pending, you may investigate and interpose at your own expense in the proceedings where the claim is to be adjudicated, any defense which you may deem available to us, our liquidator, receiver or statutory successor. It is further understood that the expense you incur will be chargeable, subject to court approval, against us as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to us solely as a result of the defense you have undertaken. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to the claim, the expenses will be apportioned in accordance with the terms of the reinsurance agreement as though we had incurred the expense.

2.	If you are judged insolvent, or if you fail to make any payment when due, you will be considered in default under this Agreement. At our option and with prior written notice we may terminate your rights and duties under this Agreement, in which case we will be under no obligation to make future premium payments to you, your liquidator, receiver or statutory successor. However, you, your liquidator, receiver or statutory successor will be liable for any claim payments or refunds of premiums which remain outstanding.

ARTICLE XI - INSPECTION OF RECORDS

1.	Inspection of Records

Either party will have the right at any reasonable time to inspect the original papers, records, books, files or other documents relating directly or indirectly to the reinsurance coverage under this Agreement.

ARTICLE XII - LETTER OF CREDIT

In the event that we are not permitted by any state, territory or the District of Columbia to take reserve credit on our Annual Statement for all or a part of the coverage we cede to you, then unless you have arranged to secure your own obligation under this Agreement in some other manner which meets the approval of that regulatory authority, you are obligated to promptly obtain a clean, unconditional, irrevocable Letter of Credit for our benefit. The Letter of Credit will be issued by a qualified financial institution within the meaning of applicable state law in an amount equal to the reserves ceded to you and will be in a form we find acceptable. You will bear the cost of the Letter of Credit.

It is understood that we may draw on the Letter of Credit at any time, notwithstanding any other provisions in this Agreement.

We undertake to use and apply any amount which we may draw upon the Letter of Credit pursuant to the terms of this Agreement under which the Letter of Credit is held, and only for the following purposes:

a)	To reimburse us for your share of premiums returned to the owners of policies reinsured under this Agreement on account of cancellations of such policies;

b)	To reimburse us for your share of benefits or losses paid by us under the terms and provisions of the policies reinsured under this Agreement;

c)	To fund an account with us in an amount at least equal to the deduction, for reinsurance ceded, from our liabilities for policies ceded under this Agreement. Such amount shall include, but not be limited to, amounts for policy reserves, reserves for claims and losses incurred (including losses incurred but not reported), loss adjustment expenses, and unearned premiums;

d)	To pay any other amounts that we claim are due under this Agreement.

ARTICLE XII - LETTER OF CREDIT (Continued)

We agree to return to you any amounts drawn on Letters of Credit which are in excess of the actual amounts required for (a), (b), or (c) above, or in the case of (d) above, such amounts as are in excess of the amounts ultimately determined to be due under the Agreement. In addition, we shall make interest payments to you on amounts held pursuant to (c) above. The rate of interest charged will be equal to the rate listed in the Federal Reserve Statistical Release, as promulgated by the Board of Governors of the Federal Reserve System, for the monthly average of Corporate Bonds, Moody’s seasoned Aaa (the “Interest Rate”).

The amounts drawn under any Letter of Credit will be applied without diminution because of the insolvency of either party. The financial institution shall have no responsibility whatsoever in connection with the propriety of withdrawals we make or the disposition of funds withdrawn, except to see that withdrawals are made only upon the order of our properly authorized representatives.

We agree to allow you to substitute Trust funds, in accordance with mutually agreed upon Trust Provisions and a Trust Agreement, for the Letter of Credit obligations under this Agreement, provided we have rendered written approval in advance to such substitution. You will seek our approval by providing us with at least 30 days notice before substitution. We shall negotiate any transfers in good faith and shall not unreasonably or arbitrarily withhold such approval.

ARTICLE XIII - CONFIDENTIALITY

1.	You will hold in trust for us and will not disclose or cause to be disclosed to any non-party to this Agreement any of our confidential information. Confidential information is information which relates to policy owner data, experience information (including but not limited to mortality and/or lapse information), risk selection guidelines, any and all information contained in our current and future underwriting manuals, trade secrets, research, products and business affairs, but does not include:

a)	Information which is generally known or easily ascertainable by non-parties of ordinary skill; and

b)	Information acquired from non-parties who have no confidential commitment to either party to this Agreement.

You will take all necessary and appropriate measures to ensure that your employees and agents abide by the terms of this Article.

ARTICLE XIII - CONFIDENTIALITY (Continued)

2.	Notwithstanding the foregoing, we agree that you may aggregate our data with that of other companies reinsured, on the condition that our data not be identified by our corporate name, logo or any other means. We also agree that, upon request, you may make available any necessary data or information to your auditors, or any governmental or administrative agencies in the course of their examination of your records, systems and procedures.

ARTICLE XIV - MISCELLANEOUS

1.	Assignment

Rights and obligations of this Agreement cannot be assigned by either party unless mutually agreed to by all parties.

2.	Notices

Any notices or other communications required or permitted hereunder shall be sufficiently given only if in writing and personally delivered or sent by mail, postage prepaid, by overnight courier, or by confirmed facsimile, addressed as follows or to such other address as the parties shall have given notice of pursuant hereto:

If to Phoenix:	Phoenix Home Life Mutual Insurance Company One American Row Hartford, CT 06102-5056 Attention: Sam Sokolosky

Facsimile: (860)-403-5221 Telephone: (860)-403-5676

If to Reinsurer:	Annuity and Life Reassurance, Ltd. 1 Victoria Street Hamilton, HM AX, Bermuda Attention: Rod Cordle

Facsimile: (441)-296-7665
Telephone: (441)-298-9909

3.	Applicable Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

4.	Counterparts

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement.

ARTICLE XV - EXECUTION OF THE AGREEMENT

In witness whereof, we have caused this Agreement to be executed in duplicate at the dates and places shown below, by the respective officers duly authorized to do so.

PHOENIX HOME LIFE INSURANCE COMPANY

PHOENIX LIFE AND ANNUITY COMPANY

Signature

EVP
Title

4/9/01
Date of Signature

ANNUITY AND LIFE REASSURANCE, LTD.

Signature

Vice President
Title

April 20, 2001
Date of Signature

EXHIBIT A
(Effective March 3, 2000)

REINSURANCE COVERAGE

I.	REINSURANCE COVERAGE

For policies issued under Phoenix Life and Annuity Company, we will retain 10% and cede 90% of each risk on a first dollar quota share basis, for each risk not submitted on a facultative basis, up to the Automatic Acceptance Limit shown in Section III below, on Death Benefits on Phoenix Executive Series - 10 (PES-10) policies that we issue directly.

For policies issued under Phoenix Home Life Mutual Insurance Company, we will retain 20% and cede 80% of each risk on a first dollar quota share basis, for each risk not submitted on a facultative basis, up to the Automatic Acceptance Limit shown in Section III below, on Death Benefits on Phoenix Executive Series - 10 (PES-10) policies that we issue directly.

Reinsurance coverage will provide neither cash surrender values or loan values.

II.	RETENTION LIMITS

A.	DEATH BENEFIT

For policies issued by Phoenix Life and Annuity Company and ceded on an automatic basis, we will retain 10% of each policy up to a maximum of $1,500,000.

For policies issued by Phoenix Home Life Mutual Insurance Company and ceded on an automatic basis, we will retain 20% of each policy up to a maximum of $3,000,000.

B.	WAIVER OF PREMIUM DISABILITY

Not reinsured under this Agreement.

C.	ACCIDENTAL DEATH BENEFITS

Not reinsured under this Agreement.

EXHIBIT A - Continued
(Effective March 3, 2000)

III.	AUTOMATIC ACCEPTANCE LIMITS

A.	DEATH BENEFIT

For policies issued by Phoenix Life and Annuity Company to insureds aged 18 through 65 and rated Standard to Table F, you will accept automatically 22.5% of each risk up to a maximum of $3,375,000. For the purposes of this Agreement, the maximum binding amount in all companies for policies issued by Phoenix Life and Annuity Company is $15,000,000. The binding limits include our retention.

For policies issued by Phoenix Home Life Insurance Company to insureds aged 18 through 65 and rated Standard to Table F, you will accept automatically 20% of each risk up to a maximum of $3,000,000. For the purposes of this Agreement, the maximum binding amount in all companies for policies issued by Phoenix Home Life Insurance Company is $15,000^000. The binding limits include our retention.

B.	WAIVER OF PREMIUM

Not reinsured under this Agreement

C.	ACCIDENTAL DEATH BENEFIT

Not reinsured under this Agreement.

IV.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE

Automatic reinsurance will not be available in the following situations:

1.	The policy has been submitted on a facultative, facultative obligatory or initial inquiry basis to you or to any other reinsurer;

2.	The risk is categorized as a “Jumbo Risk”, where the underwriting papers indicate that the total life insurance in force and applied for in all companies on the insured’s life exceeds $50,000,000.

EXHIBIT A - Continued
(Effective March 3, 2000)

IV.	EXCLUSIONS TO AUTOMATIC REINSURANCE COVERAGE (Continued)

3.	The policy is part of any special program that we offer, including:

a)	experimental or limited retention programs, including but not limited to cancer, diabetes;

b)	aviation or coronary risks;

c)	external replacement and/or conversion programs other than contractual conversions or exchanges of the original policy.

4.	We have retained an amount less than our stated quota share percentage limit.

5.	The policy is a result of a conversion from group insurance, unless you agree in writing otherwise.

6.	The life to be reinsured is not a permanent resident of the United States, its territories, or Canada.

EXHIBIT B
(Effective March 3, 2000)

REINSURANCE ADMINISTRATION

Reinsurance administration and premium accounting will be on a self-administered basis. Premiums will be paid Annually. For each Monthly reporting period, we will submit to you a statement containing information in general compliance with the following:

I.	BILLING REPORT

Policy Number
Name of Insured
Date of Birth
Sex
Original Issue Date
Current Issue Date
Issue Age
Age Basis
Smoker/Non Smoker Code
Automatic/Facultative Code
YRT/Coinsurance Code
Substandard Rating
Net Premium per Policy
First Year/Renewal Year Premium Code
Net Amount at Risk
Life Premium
Other Premium
Life Allowances
Other Allowances
Net Premium
Transaction Code
Transaction Date
Sequence Number

Continued…

EXHIBIT B - Continued
(Effective March 3, 2000)

REINSURANCE ADMINISTRATION

II.	IN FORCE LISTING

Policy Number
Name of Insured
Date of Birth
Sex
Original Issue Date
Current Issue Date
Issue Age
Age Basis
Smoker/Nonsmoker Code
Automatic/Facultative Code
Substandard Rating
Net Amount at Risk
Current Reserves assigned by the Ceding Company
Annualized Premium Annualized Allowance

III.	POLICY EXHIBIT

From	Reporting Period:

Activity For Period:

	Case Count	Volume

Beginning In Force

New Business
Reinstatements
Other Increases
Lapses
Deaths
Other Terminations
Recaptures
Other Decreases
Natural Variance

Ending In Force

EXHIBIT C
(Effective March 3, 2000)

REINSURANCE RATES AND ALLOWANCES

I.	RATES AND ALLOWANCES FOR LIFE REINSURANCE

[redacted]

II.	POLICY FEE

No policy fee will be charged.

III.	RATES FOR SUBSTANDARD TABLE RATINGS

For substandard risks issued with table ratings, the allowances will be the same as those for the basic death benefit.

IV.	RATES AND ALLOWANCES FOR FLAT EXTRA RATINGS

Substandard risks issued with flat extra ratings will be coinsured. We will pay you the appropriate portion of the flat extra premium charged the insured less an allowance that is determined by the duration of the flat extra premium. Allowances for flat extra premiums payable for more than five years will be the same as those for the basic death benefit. Allowances for flat extra premiums payable for five years or less will be ten percent in all years.

V.	RATES AND ALLOWANCES FOR WAIVER OF PREMIUM DISABILITY BENEFIT

Waiver of Premium Disability Benefits are not reinsured under this Agreement.

EXHIBIT C - Continued
(Effective March 3, 2000)

VI.	RATES FOR ACCIDENTAL DEATH BENEFIT

Accidental Death Benefits are not reinsured under this Agreement.

VII.	PREMIUM TAXES

You will not reimburse premium taxes for reinsurance ceded under this Agreement.

VIII.	RECAPTURE PERIOD

Recapture will be allowed after ten years.

IX.	CONVERSIONS

For the purposes of this Agreement, and unless otherwise specifically covered elsewhere, “conversions” will mean continuations, rollovers, exchanges and/or internal replacements. Conversions of policies originally reinsured under this Agreement to plans issued by Phoenix Home Life Mutual Insurance Company or Phoenix Life and Annuity Company will continue to be reinsured under this Agreement. Any such conversions will continue on a YRT basis at original issue age of the insured and current duration of the original policy. The following factors will be applied to the 1975-80 Select and Ultimate Basic ANB Table and the Society of Actuaries extension for issue ages above 70 for converted policy’s.

Advantage Premier	32%
Advantage Select	40%
Advantage	50%
Standard	95%

Conversions of policies originally reinsured under this Agreement to plans issued by Phoenix Variable Life Insurance Company will be considered terminations and will no longer be reinsured under this Agreement as of the date of conversion. Such conversions will be placed under the appropriate reinsurance agreement as new business.

X.	EXPERIENCE REFUND

Reinsurance under this Agreement is not eligible for an Experience Refund.

XI.	REENTRIES

Administration of reentries will be on the same basis as used for the underlying policy on which reinsurance is based.

[redacted]

EXHIBIT D

(Effective March 3, 2000)

TEMPORARY INSURANCE RECEIPT LIABILITY

I.	AUTOMATIC REINSURANCE

You will be liable for losses under the terms of a Temporary Insurance Receipt only when the following qualifications are met:

a)	You have reviewed our Temporary Insurance Receipt Form and have given us your written acceptance of the terms and procedures contained in the Form;

b)	The risk would have qualified for automatic coverage under this Agreement;

c)	We have kept our full retention for the age and table rating of the insured;

d)	The amount ceded to you does not exceed the Automatic Acceptance Limits set forth in Exhibit A (Reinsurance Coverage), Part III.

If we change our application or receipt forms or our procedures and practices for issuing life insurance covered under this Agreement, you have the right of review, acceptance or rejection of the changes. You will have no liability for claims incurred on policies issued on the basis of the changes unless you have given us written acknowledgment of your acceptance of the changes.

Temporary Insurance Receipt is a form, a copy of which has been supplied to you and is on file at your Home Office.

II.	FACULTATIVE REINSURANCE

You will not be liable for a claim incurred under the terms of a Temporary Insurance Receipt for a risk which has been submitted to you on a facultative basis.